UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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TRANSCAT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL THREE TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL FOUR TO APPROVE AN AMENDMENT TO THE TRANSCAT, INC. 2003 INCENTIVE PLAN, AS AMENDED AND RESTATED TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 1,500,000 SHARES
PROPOSAL FIVE TO APPROVE AN AMENDMENT TO THE TRANSCAT, INC. EMPLOYEES’ STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 250,000 SHARES
PROPOSAL SIX RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D

TRANSCAT, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 10, 2013

The annual meeting of shareholders of Transcat, Inc. will be held at our corporate headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, September 10, 2013, at 12:00 noon, local time, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect two directors;

•	to approve, on an advisory basis, the compensation of our named executive officers;

•	to conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

•	to approve an amendment to the Transcat, Inc. 2003 Incentive Plan, as Amended and Restated to increase the number of shares authorized for issuance by 1,500,000 shares;

•	to approve an amendment to the Transcat, Inc. Employees’ Stock Purchase Plan to increase the number of shares authorized for issuance by 250,000 shares;

•	to ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 29, 2014; and

•	to transact such other business as may properly come before the annual meeting or at any adjournment or postponement of the meeting.

The board of directors has fixed the close of business on July 19, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

Lee D. Rudow
President and Chief Executive Officer
Rochester, New York
July 26, 2013

Your Vote is Important. If you own your shares through a broker, we encourage you to follow the instructions provided by your broker about how to vote.  Unless you provide your broker with voting instructions, your broker is not permitted to, and will not, vote your shares for the two director nominees, on the two advisory votes on executive compensation, the amendment to our 2003 Incentive Plan, as Amended and Restated and the amendment to our Employees’ Stock Purchase Plan.

TRANSCAT, INC.

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the board of directors of Transcat, Inc., an Ohio corporation, for use at the annual meeting of shareholders to be held on Tuesday, September 10, 2013, at 12:00 noon, local time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of the Annual Meeting

The annual meeting will be held at our corporate headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624.  Our telephone number is (585) 352-7777.

Mail Date

These proxy solicitation materials are first being mailed to shareholders on or about July 26, 2013.

Record Date and Outstanding Shares

Shareholders of record at the close of business on July 19, 2013, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting.  We have one class of shares outstanding, designated common stock, $0.50 par value per share.  As of the record date, 7,362,126 shares of our common stock were issued and outstanding.

Voting; Cumulative Voting

If your shares are registered directly in your name, you are considered the “record holder” of your shares.  If, on the other hand, your shares are held through a broker or other financial institution, you are considered the “beneficial owner” of your shares held by your broker or financial institution.

If you are a record holder, you may vote your shares either by signing, dating and returning your proxy or by attending the annual meeting and voting in person.  Beneficial owners will receive instructions from their broker or other financial institution describing the procedures for voting.  Please note, however, that if your shares are held by a broker or other financial institution and you wish to vote in person at the annual meeting, you must bring to the annual meeting a letter from the broker or other financial institution confirming both (1) your beneficial ownership of such shares on July 19, 2013, the record date for the meeting, and (2) that such broker, bank or other nominee is not voting the shares at the meeting.

When proxies are properly dated, executed and returned by record holders, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies.  If no specific instructions are given, shares represented by such proxies will be voted:

•	FOR the election of the two director nominees;

•	FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers;

•	For ONE YEAR for the frequency of future advisory votes on the compensation of our named executive officers;

•	FOR the proposal to approve an amendment to the Transcat, Inc. 2003 Incentive Plan, as Amended and Restated to increase the number of shares authorized for issuance by 1,500,000 shares;

•	FOR the proposal to approve an amendment to the Transcat, Inc. Employees’ Stock Purchase Plan to increase the number of shares authorized for issuance by 250,000 shares; and

•	FOR the ratification of the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 29, 2014.

Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournment or postponement of the meeting.

Generally, each shareholder is entitled to one vote for each share of common stock held as of the record date.  With respect to the election of directors, shareholders can cumulate their votes in certain circumstances.  Cumulative voting is a system of voting whereby each shareholder receives a number of votes equal to the number of shares that the shareholder holds as of the record date multiplied by the number of directors to be elected.  Thus, for example, if you held 100 shares as of the record date, you would be entitled to cast 200 votes (100, the number of shares held, multiplied by two, the number of directors to be elected) for the election of directors.  Cumulative voting can be used only for the election of directors and is not permitted for voting on any other proposal.

To employ cumulative voting at the annual meeting, you must notify our president, a vice president or our corporate secretary that you desire that cumulative voting be used at the annual meeting for the election of directors.  Such notice must be in writing, and it must be given at least 48 hours before the time fixed for holding the annual meeting.  In addition, a formal announcement must be made at the commencement of the annual meeting by our chairman, our corporate secretary or by you or on your behalf, stating that such notice has been given.

Revocability of Proxies

You may change your vote by revoking your proxy at any time before it is voted at the annual meeting in one of three ways:

•	submit a signed proxy card with a later date;

•	notify our corporate secretary in writing before the annual meeting that you are revoking your proxy; or

•	attend the annual meeting and vote in person.

Solicitation of Proxies

We are making this solicitation of proxies in order to provide all shareholders of record on
July 19, 2013 with the opportunity to vote on all matters that properly come before the annual meeting.  We will bear all costs related to this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited on our behalf, in person or by telephone or other telecommunication, by our directors, officers and employees, none of whom will receive additional compensation for doing so.  In addition, we have retained Regan & Associates, Inc., a professional solicitation firm, which will assist us in delivering these proxy materials and soliciting proxies for a fee of approximately $7,000.

Quorum

A quorum is required for shareholders to conduct business at the annual meeting.  Our code of regulations provides that a quorum will exist at the annual meeting if the holders of a majority of the issued and outstanding shares of our common stock are present, in person or by proxy, at the meeting.

Vote Required

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the annual meeting.

Proposal	Description	Vote Required

One	Election of directors	Plurality of the votes duly cast at the annual meeting

Two	To approve, on an advisory basis, the compensation of our named executive officers	Majority of the votes duly cast at the annual meeting (1)

Three	To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	Plurality of the votes duly cast at the annual meeting (1)

Four	To approve an amendment to the Transcat, Inc. 2003 Incentive Plan, as Amended and Restated to increase the number of shares authorized for issuance by 1,500,000 shares	Majority of the votes duly cast at the annual meeting

Five	To approve an amendment to the Transcat, Inc. Employees’ Stock Purchase Plan to increase the number of shares authorized for issuance by 250,000 shares	Majority of the votes duly cast at the annual meeting

Six	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 29, 2014	Majority of the votes duly cast at the annual meeting (2)

(1)
The results of proposals Two and Three are not binding on our board of directors.  However, our board values the opinions of our shareholders and will consider the outcome of these votes and those opinions when making future compensation decisions or determining the frequency of future advisory votes on the compensation of our named executive officers.

(2)
The selection of Freed Maxick CPAs, P.C. is being presented to our shareholders for ratification.  The audit committee will consider the outcome of this vote when selecting our independent registered public accounting firm for subsequent fiscal years.

Recommendations of our Board of Directors

Our board of directors recommends that shareholders vote their shares:

•	FOR the two director nominees;

•	FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers;

•	For ONE YEAR for the frequency of future advisory votes on the compensation of our named executive officers;

•	FOR the proposal to approve an amendment to the Transcat, Inc. 2003 Incentive Plan, as Amended and Restated to increase the number of shares authorized for issuance by 1,500,000 shares;

•	FOR the proposal to approve an amendment to the Transcat, Inc. Employees’ Stock Purchase Plan to increase the number of shares authorized for issuance by 250,000 shares; and

•	FOR the ratification of the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 29, 2014.

Effect of Abstentions

An abstention represents a shareholder’s affirmative choice to decline to vote on a proposal other than the election of directors.  Shares that abstain from voting on a proposal are counted for the purpose of determining the presence of a quorum, but are not considered votes “duly cast” for a proposal.  Thus, abstentions will have no effect on the outcome of the vote on the proposals requiring the approval of a plurality or a majority of votes cast since abstentions are not counted as votes duly cast.

Effect of Not Casting Your Vote and Broker Non-Votes

If you own your shares in street name and want your vote to count in the election of directors, on the advisory vote on the compensation of our named executive officers, the advisory vote on the frequency of future advisory votes on the compensation of our named executives, the amendment to our 2003 Incentive Plan, as Amended and Restated and the amendment to our Employees’ Stock Purchase Plan, we encourage you to follow the instructions provided by your broker about how to vote.  Unless you provide your broker with voting instructions on these proposals, your broker is not permitted to, and will not, vote your shares on your behalf on these proposals.  This is known as a broker non-vote.  Your broker will, however, continue to have discretion to vote any non-instructed shares to ratify the selection of our independent registered public accounting firm.

Shares subject to broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares voting in the election of directors, the advisory vote on the compensation of our named executive officers, the advisory vote on the frequency of future advisory votes on the compensation of our named executives, the amendment to our 2003 Incentive Plan, as Amended and Restated and the amendment to our Employees’ Stock Purchase Plan.  Thus, broker non-votes will have no effect on the outcome of these proposals.

If you own your shares of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Annual Report to Shareholders and Annual Report on Form 10-K

We have enclosed our 2013 annual report to shareholders with this proxy statement.  Our annual report on Form 10-K for the fiscal year ended March 30, 2013, as filed with the Securities and Exchange Commission is included in the 2013 annual report.  The 2013 annual report includes our audited consolidated financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Form 10-K by:

•	accessing our website, transcat.com, and going to “SEC Filings” under “Investor Relations;”

•	writing to us at: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary; or

•	telephoning us at 585-352-7777.

You can also obtain a copy of our annual report on Form 10-K and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at sec.gov.

The information contained on our website is not a part of this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on September 10, 2013

As required by rules adopted by the Securities and Exchange Commission, we are making this proxy statement and our 2013 annual report to shareholders available to you online at:

www.envisionreports.com/TRNS

For directions on how to attend the annual meeting and vote in person, see the “Voting; Cumulative Voting” and “Revocability of Proxies” sections above.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees Proposed for Election as Directors for a Term Expiring in 2016

Our code of regulations provides for shareholders to fix the number of directors to serve on our board of directors.  At the 2008 annual meeting, shareholders approved a proposal to fix the number of directors at nine.  Our code of regulations also provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms.  As a result, only a portion of our board of directors is elected each year.

The term of three of our directors, Mr. Hadeed, Ms. Hessler and Mr. Moore will expire at this year’s annual meeting.  After thirteen years of dedicated service to our company and the board, Ms. Hessler has advised us that she will not be standing for re-election at the annual meeting.  Because the corporate governance and nominating committee has not yet identified and evaluated a candidate to fill the vacancy created by Ms. Hessler’s retirement, this position will not be filled at the annual meeting and may be filled by the board as provided in our code of regulations after the annual meeting.  Accordingly, shareholders are being asked to elect two directors to hold office for a term expiring in 2016 or until each of their successors is duly elected and qualified.  Based on the recommendation of the corporate governance and nominating committee, we have nominated Charles P. Hadeed and Paul D. Moore.  Both nominees currently serve on our board, and we recommend their re-election at the annual meeting.

Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies will be voted FOR the election of Mr. Hadeed and Mr. Moore.  The votes represented by such proxies may be cumulated if proper notice is given (see “Voting; Cumulative Voting” above).

We do not contemplate that either of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Securities and Exchange Commission’s rules require us to discuss briefly the particular experience, qualifications, attributes or skills that led our board of directors to conclude that each director or nominee for director should serve on our board of directors.  We have provided this discussion in a separate paragraph immediately below the biographical information provided by each director.

Name and Background	Director Since
Charles P. Hadeed, age 63, is our executive chairman.  Mr. Hadeed joined us in April 2002 as our vice president of finance and chief financial officer.  He was named chief operating officer in October 2004 and president in May 2006.  In April 2007, he was named chief executive officer.  In November 2011, he relinquished his position as chief operating officer when Lee D. Rudow was appointed to that position and relinquished his position as president in September 2012 when Mr. Rudow assumed those responsibilities as well.  Effective July 1, 2013, Mr. Hadeed retired as chief executive officer and was appointed executive chairman, with Mr. Rudow succeeding him as chief executive officer.  Prior to joining us, Mr. Hadeed most recently served as vice president-healthcare ventures group with Henry Schein Inc.  Prior to that, he served as group vice president-operations at Del Laboratories Inc., and in various executive positions during his 20-year career at Bausch & Lomb Incorporated.  Mr. Hadeed also serves on the board of directors of Rochester Rehabilitation Center, Inc., Rehabilitation Enterprises, Inc., Rehabilitation Philanthropies, Inc. and Center Information Services, Inc.
2007

Name and Background	Director Since
As our former chief executive officer, president, chief operating officer, and vice president of finance and chief financial officer, Mr. Hadeed provides our board with invaluable institutional knowledge of the operations of our company, its markets and its customers.  When Mr. Hadeed joined us in April 2002, our company was facing a number of critical challenges.  His financial and management skills contributed to resolving those challenges as well as the financial turnaround and growth the company has experienced during his tenure with us.  As our executive chairman, Mr. Hadeed continues to provide leadership for our sustained growth, profitability and financial stability.

Paul D. Moore, age 62, is a senior vice president of M&T Bank Corporation.  He currently serves as senior credit officer overseeing all corporate lending activity in the Rochester, Buffalo and Binghamton, New York markets.  Additionally, Mr. Moore has credit responsibility for M&T’s automotive dealership customers throughout its Middle Atlantic markets.  During his 34-year career at M&T Bank, he has been the commercial banking manager for the Rochester, New York market and has held various commercial loan positions in Buffalo, New York.  Mr. Moore also serves on the board of directors of Rehabilitation Enterprises, Inc.
2001

Mr. Moore’s more than 30-year corporate banking career qualifies him to represent the interests of shareholders as a member of our board.  Over the course of his career, he has extended loans to thousands of companies and has been required to assess management, products, markets and financial performance of these businesses.  This process has provided Mr. Moore with a broad perspective of what makes a business successful, an insight that is invaluable to our board, particularly as it relates to strategic planning and growth.

Directors Whose Terms Do Not Expire at the 2013 Annual Meeting

The following table provides certain information with respect to each of our directors whose term in office does not expire at this year’s annual meeting.

Name and Background	Director Since	Term Expires
Francis R. Bradley, age 67, retired in 2000 from E.I. DuPont de Nemours & Co., Inc. (global science and technology) following a 32-year career.  Mr. Bradley was the founding global business manager of the DuPont Instrumentation Center after having held a variety of business and technical management positions within the company.  He managed the DuPont Engineering Test Center and was responsible for corporate materials engineering consulting for several years.  After his retirement from DuPont, Mr. Bradley served as an executive associate with Sullivan Engineering Company (engineering and construction) and consulted independently on business and technology matters.  Since 2000, Mr. Bradley has also been the principal of FRBConsulting, a privately-owned travel and business consulting firm in association with TravelBridge, Inc., Scottsdale, Arizona.  Mr. Bradley also serves on the board of directors of two not-for-profit organizations.
	2000	2015

Mr. Bradley brings extensive instrumentation calibration and repair business experience and technological expertise to our board of directors by virtue of his career with DuPont and Sullivan Engineering Company.  Mr. Bradley’s insights are key to the scalability of our calibration services business segment and in developing synergies between our product and calibration services businesses.

Name and Background	Director Since	Term Expires
Alan H. Resnick, age 69, is president of Janal Capital Management LLC (investment management), a position he has held since August 2004 after a 31-year career at Bausch & Lomb Incorporated.  Mr. Resnick served as vice president and treasurer and a member of Bausch & Lomb’s corporate strategy board until his retirement in October 2004.  He also served as a member of the advisory board of FM Global, a leading property insurance carrier, until his retirement.  Mr. Resnick is a member of the board of directors of the Visiting Nurse Service of Rochester and Monroe County and serves or has served on the boards and committees of several other not-for-profit organizations in the greater Rochester, New York area.  He also serves as chairman of the board of ACM Medical Laboratory, a division of Unity Health System, Rochester, New York.
	2004	2015

As the former treasurer of Bausch & Lomb for more than 15 years, Mr. Resnick brings invaluable knowledge of financial instruments and the financial markets to our board as we continue our effort to increase financial market awareness of our performance and improve our market capitalization.  Mr. Resnick’s creative skills set with respect to executive compensation by virtue of his experience in managing and implementing compensation policies in the context of executive compensation uniquely position him to serve as the chairman of our compensation committee.

Carl E. Sassano, age 63, is our former chairman of the board, having served as chairman of the board from May 2008 until July 1, 2013, when Mr. Hadeed was appointed executive chairman of the board.  Mr. Sassano became our president and chief executive officer in March 2002 and was named chairman of the board in October 2003.  In May 2006, Mr. Hadeed assumed the position of president.  From April 2007 to May 2008, he served as our executive chairman of the board.  Mr. Sassano served as president and chief operating officer of Bausch & Lomb Incorporated in 1999 and 2000.  He also held positions in Bausch & Lomb as president-global vision care (1996-1999), president-contact lens division (1994-1996), group president (1993-1994) and president-Polymer Technology (1983-1992), a subsidiary of Bausch & Lomb.  Mr. Sassano served as a member of the board of directors of IEC Electronics Corp. (NYSE MKT: IEC) from 2006 through August 2012 and as a trustee of Rochester Institute of Technology from 1996 through June 2013.
	2000	2015

Mr. Sassano’s experience in small-to-medium size divisions within Bausch & Lomb as well as the processes associated with Bausch & Lomb’s overall corporate organization provided Mr. Sassano with the necessary skills set to grow Transcat out of financial turmoil in 2002 and then position it on a path toward growth in the years that followed.  Mr. Sassano’s leadership skills and institutional knowledge of our company coupled with his significant corporate experience provides our board with a strong understanding of the issues we face in our growth strategy.

Richard J. Harrison, age 68, is executive vice president and chief operating officer of Five Star Bank (a wholly-owned subsidiary of Financial Institutions, Inc.), a position he has held since August 2012.  Mr. Harrison previously served as executive vice president and senior retail lending administrator of Five Star Bank from 2009 until 2012.  From 2003 until 2009, Mr. Harrison served as senior vice president of Five Star Bank and its predecessor The National Bank of Geneva.  From January 2001 through January 2003, he served as executive vice president and chief credit officer of the Savings Bank of the Finger Lakes, as well as a director from 1997 through 2000.  Prior to that, he held senior executive
	2004	2014

Name and Background	Director Since	Term Expires
management positions with United Auto Finance, Inc., American Credit Services, Inc. (a subsidiary of Rochester Community Savings Bank), and Security Trust Company/Security New York State Corporation (now Fleet/Bank of America).  Mr. Harrison also serves and has served on the board of directors or as manager of several privately-held for profit and not-for-profit entities.

Mr. Harrison’s experience in analyzing complex financial transactions as well as his skills in credit, financial statement analysis and risk management qualify him as our audit committee financial expert.  Mr. Harrison’s work with small to medium-size businesses throughout his career in banking and finance has provided him with an understanding of business to business marketing and provides our board with an understanding of the financial and business environment in which our company operates.  His prior service on a publicly-traded company board also provides our board with valuable insight.

Dr. Harvey J. Palmer, age 67, is a professor at and dean of the Kate Gleason College of Engineering at Rochester Institute of Technology, Rochester, New York. Prior to that appointment, he was a professor of chemical engineering at the University of Rochester from 1971 through June 2000, where he also held positions of department chair and associate dean of graduate studies.	1987	2014

Dr. Palmer’s academic and professional credentials, as well as his leadership position within a prestigious engineering academic institution, brings cutting edge and evolving best practices in engineering to our board.  In addition, Dr. Palmer has served on our board of directors for more than 25 years, which affords him a unique historical knowledge and understanding of our company.

John T. Smith, age 66, is chairman and chief executive officer of Brite Computers, Inc. (information technology consulting), which he joined in 1999. Prior to that, from 1997 to 1999, he was the president of JTS Chequeout Solutions, Inc. From 1980 to 1997, Mr. Smith was president of JTS Computer Services, Inc. Mr. Smith serves on the board of directors of the Monroe Community College Foundation.	2002	2014

Mr. Smith brings a unique entrepreneurial creativity to our board.  He has founded and developed over ten information technology companies over the past 30 years that range from small, local service companies to national product and service companies to major accounts.  In the process, Mr. Smith has gained extensive management, financial, banking and technical expertise.  Mr. Smith’s provocative approach to management has aided the board as the company continues its acquisitive strategy and brings a different yet compelling smaller-business perspective.

PROPOSAL TWO

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, as amended, our shareholders are entitled this year to a non-binding vote on the compensation of our named executive officers (referred to as a “say on pay”).

The compensation program for our named executive officers, as described in the Compensation Overview section of this proxy statement, is developed and recommended for approval by our compensation committee, which is comprised exclusively of non-employee directors.  The primary goal of the compensation program is to align the interests of our named executive officers with those of our shareholders to achieve long-term growth.

As detailed in the Compensation Overview section, our objectives with respect to executive compensation are to: attract, motivate, and retain talented executive officers, promote the achievement of key business objectives by linking annual cash and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual, performance goals, align the incentives of our executives with the creation of value for our shareholders, foster teamwork, support our core values and to contribute to our long-term success.  To achieve these objectives, our compensation committee, in conjunction with a third-party compensation consultant, when appropriate, reviews and evaluates our executive compensation program.  In addition, our executive compensation program ties a substantial portion of each executive’s overall compensation to attainment of key business and operational goals.  The Executive Compensation section of this proxy statement, including the Compensation Overview, describes in detail our executive compensation programs and the decisions made by our compensation committee.

We are asking our shareholders to indicate their support and approval for our named executive officer compensation as described under the Executive Compensation section of this proxy statement. We believe that our compensation program for our named executive officers is designed to create value for our shareholders over the long-term, and provides for appropriate pay-for-performance alignment.

For the reasons summarized above, and as discussed in more detail in the Executive Compensation section of this proxy statement, our board of directors is asking our shareholders to vote for the following advisory resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Overview, compensation tables and related narrative discussion is hereby approved.

The say-on-pay vote is advisory, and therefore not binding on our compensation committee or our board of directors.  Nevertheless, our board of directors and our compensation committee value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

The board of directors recommends that you vote FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers.

PROPOSAL THREE
TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal Two, our shareholders are being asked to vote to approve the compensation of our named executive officers as disclosed in the Executive Compensation section of this proxy statement, including the Compensation Overview, the accompanying compensation tables and the related narrative disclosure.  As required by Section 14A of the Securities Exchange Act of 1934, as amended, our shareholders are also entitled to vote on whether future advisory votes on named executive officer compensation should occur every year, every two years or every three years or to abstain from such voting.  After careful consideration, the board of directors recommends that future advisory votes on named executive officer compensation occur every year.  Given the consolidation of businesses within our industry, in particular, calibration services providers, we may need to adjust our executive compensation programs to remain competitive in attracting, motivating and retaining talented executives.  Accordingly, the board believes that it is appropriate to permit our shareholders to express their views on our named executive officer compensation program on an annual basis.

Shareholders can specify one of four choices when voting on this proposal: every year, two years, three years or abstain.  Shareholders are not voting to approve or disapprove the board’s recommendation.  The advisory vote regarding the frequency of future advisory votes described in this proposal will be determined by a plurality of the votes cast.  The frequency - “Every Year,” “Two Years” or “Three Years” - receiving the highest number of votes will be determined to be the preferred frequency of holding future advisory votes on named executive officer compensation.  This vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the board of directors. Notwithstanding the board’s recommendation and the outcome of the shareholder vote, the board may, in the future, decide to conduct advisory votes on a less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

The board of directors recommends that you vote for a “ONE YEAR” frequency for future advisory votes on the compensation of our named executive officers.

PROPOSAL FOUR

TO APPROVE AN AMENDMENT TO THE
TRANSCAT, INC. 2003 INCENTIVE PLAN, AS AMENDED AND RESTATED
TO INCREASE THE NUMBER OF SHARES AUTHORIZED
FOR ISSUANCE BY 1,500,000 SHARES

Background

Our shareholders previously approved the 2003 Incentive Plan, as Amended and Restated, which we refer to as the Incentive Plan, at our annual meeting on September 13, 2011.  The Incentive Plan provides us with the ability to grant share-based incentive awards to employees, directors and consultants.  As of July 19, 2013, there were 1.9 million shares of our common stock authorized for issuance under the Incentive Plan.  Assuming target performance under outstanding awards, only 93,062 shares remain available for future grants (and only 10,530 shares remain available for issuance if maximum performance is achieved under outstanding awards).  Our board of directors has approved, and is asking our shareholders to approve, an amendment to the Incentive Plan to increase the number of shares of our common stock authorized for issuance under the Incentive Plan by 1,500,000 shares, for a total of 3.4 million authorized shares, of which 1,593,062 shares would be available for future grants assuming target performance under outstanding awards.

No changes are being made to the Incentive Plan other than the amendment to increase the number of shares of our common stock authorized for issuance under the Incentive Plan by 1,500,000 shares.

We are committed to effectively managing the company’s equity compensation while minimizing shareholder dilution.  For this reason, we carefully manage the use of shares of common stock available for equity-based compensation each year and aim to minimize dilution from our equity plans for employees.  If we do not increase the shares of common stock available for issuance under the Incentive Plan, then based on historical usage rates of shares under the plan, we will exhaust the number of shares available for issuance under the Incentive Plan in the immediate future, and will be unable to grant equity compensation awards as part of our compensation programs.  This will require us to restructure our compensation programs and will substantially limit the compensation committee’s ability to align our compensation programs with shareholder interests and to attract, motivate and retain highly-qualified talent.

Incentive Plan Summary

The Incentive Plan is summarized below.  This summary is qualified in its entirety by reference to the text of the Incentive Plan and the text of the amendment to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 1,500,000 shares which are attached to this proxy statement as Appendix A and Appendix B, respectively.  We encourage you to read the actual text of the Incentive Plan and the amendment in their entirety.

Purpose

The purpose of the Incentive Plan is to recruit and retain selected directors, employees and consultants and to motivate such persons to put forth their maximum effort toward our continued growth, profitability and success by providing incentives to such individuals through the ownership and performance of our common stock.

Shares Available under the Incentive Plan

If this proposal is approved by our shareholders, there will be a total of 3.4 million shares of common stock authorized for issuance under the Incentive Plan, of which 1,593,062 shares would be available for future grants.  If an outstanding award granted under the Incentive Plan is cancelled or forfeited, expires, terminates or, in the case of a stock appreciation right, is settled in cash, the shares underlying such award will again be available under the Incentive Plan.  If shares are used to pay the exercise price or the withholding taxes of a stock option, then these shares will also again be available under the Incentive Plan.

The Incentive Plan provides that equitable adjustments will be made to the number of shares of common stock covered by outstanding awards, the price per share applicable to outstanding awards and the number of shares that are thereafter available for awards in the event of a change in our capital or capital stock or any special distributions to shareholders.

Administration

The compensation committee of the board (or such other committee as may be designated by the board) administers the Incentive Plan.  The compensation committee has the authority to interpret the Incentive Plan, establish rules and regulations for the operation and administration of the Incentive Plan, select the individuals to receive awards, determine the form, size, terms, conditions, limitations, and restrictions of awards, and take all other action it deems necessary or advisable to administer the Incentive Plan.  The compensation committee may delegate all or any portion of its responsibilities and powers under the Incentive Plan to any one or more of its members, the chief executive officer or other senior members of management, as the compensation committee deems appropriate.

Eligible Participants

The following classes of persons are eligible to participate in the Incentive Plan:

•	all of our employees and the employees of any of our majority-owned subsidiaries, of which there are approximately 400 persons in this class;

•	non-employee members of our board of directors, of which there are currently eight persons in this class;

•	foreign nationals who, but for the laws of their countries, would be our employees or employees of one of our subsidiaries, of which there are currently no persons in this class; and

•	consultants, advisors and independent contractors retained by us or any of our 50% or more owned subsidiaries, of which there are no persons in this class.

The selection of those persons within a particular class who will receive awards is entirely within the discretion of the compensation committee.  The compensation committee intends, however, to grant most of the Incentive Plan’s awards to those employees who are in a position to have a significant direct impact on our growth, profitability and success.

Types of Awards

The Incentive Plan authorizes the grant of:

•	stock options (both incentive and non-qualified);

•	stock appreciation rights;

•	stock awards (both restricted and unrestricted); and

•	performance awards (including performance shares and performance units).

Stock Options. The compensation committee may grant awards in the form of stock options to purchase shares of our common stock.  For each stock option grant, the compensation committee will determine the number of shares subject to the option, the manner and time of the option’s exercise and the exercise price.  The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date the stock option is granted.  Upon exercise, a participant may pay the exercise price in cash, shares of common stock, a combination thereof, or such other consideration as the compensation committee determines.  Any stock option granted in the form of an incentive stock option will satisfy the requirements of Section 422 of the Internal Revenue Code.

Stock Appreciation Rights.  A stock appreciation right permits the holder to receive an amount (in cash or shares of our common stock) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ strike price.  A stock appreciation right may or may not be granted in connection with the grant of a stock option.  The strike price of a stock appreciation right granted under the Incentive Plan may not be less than 100% of the fair market value of our common stock on the date of grant.  The term of any stock appreciation right granted under the Incentive Plan cannot exceed ten years from the date of the grant.

Stock Awards.  The Incentive Plan provides for the grant of stock awards, consisting of restricted stock awards and restricted stock units.  Stock awards will be subject to the terms, conditions, restrictions and/or requirements, if any, that the compensation committee deems appropriate, including a continued employment requirement.  The compensation committee may determine that any stock award shall be subject to the attainment of performance measures over an established performance period.

Performance Awards. Only those employees who are covered employees within the meaning of Section 162(m) of the Internal Revenue Code are eligible to receive performance awards.  Generally, “covered employees” means our chief executive officer and our other two highest paid executive officers.  Performance awards are structured to qualify as deductible performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

Within the first 90 days (or such other term as provided for in Section 162(m)) of a performance period, the compensation committee will, in its sole discretion, designate which covered employees will be eligible for performance awards for the performance period, the length of the performance period, the types of performance awards to be issued, the performance criteria that are to be used to establish performance goals, the kind or level of performance goals and other relevant matters.  After the close of each performance period, the compensation committee will determine whether the performance goals for the cycle have been achieved.

Payment Terms

Awards may be paid in cash, common stock, a combination of cash and common stock, or any other form of property, as the compensation committee determines.  If an award is granted in the form of a stock award, stock option, stock appreciation right or performance share, or in the form of any other stock-based grant, the compensation committee may include as part of the award an entitlement to receive dividends or dividend equivalents.  At the discretion of the compensation committee and in compliance with applicable law, a participant may defer payment of a stock award, performance share, performance unit, dividend, or dividend equivalent.

Effect of Certain Events

Death or Disability.  The compensation committee shall have the authority to promulgate rules and regulations to determine the treatment of a participant under the Incentive Plan in the event of the participant’s death or disability.  Unless otherwise provided in an award notice, in the event a participant dies or becomes disabled prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Incentive Plan, any remaining stock options or stock appreciation rights may be exercised in whole or in part within one year after the date of the participant’s death or disability to the extent that the participant would have been entitled to exercise the stock option or stock appreciation right on the date of the participant’s death or disability and prior to expiration of the term of that stock option or stock appreciation right.

Retirement or Approved Reason.  The compensation committee shall have the authority to promulgate rules and regulations to determine the treatment of a participant under the Incentive Plan in the event of the participant’s retirement or termination for an “approved reason” (as defined in the Incentive Plan).  Unless otherwise provided in an award notice, upon a participant’s retirement or termination from the company for an approved reason prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Incentive Plan, any remaining stock options or stock appreciation rights held by the participant shall survive and may be exercised in whole or in part at any time to the extent that the participant would have been entitled to exercise the stock option or stock appreciation right on the date of the participant’s retirement or termination for an approved reason and prior to expiration of the term of that stock option or stock appreciation right.

Termination. Unless otherwise provided in an award notice, if a participant’s employment with (or relationship as a consultant to) us terminates for any reason other than death, disability, retirement and any other approved reason prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Incentive Plan, any remaining stock options or stock appreciation rights may be exercised in whole or in part within 90 days after the date of the participant’s termination to the extent that the participant would have been entitled to exercise the stock option or stock appreciation right on the date of the participant’s termination and prior to expiration of the term of that stock option or stock appreciation right.

Change In Control.  In the event of a change in control (as defined in the Incentive Plan), a participant will receive the following treatment:

•	all of the terms, conditions, restrictions and limitations in effect on any of the participant’s awards will lapse;

•	all of the participant’s outstanding awards will be 100% vested; and

•
performance shall be deemed to have been met at the 100% level for all outstanding performance shares, performance units and other stock-based awards, incomplete performance periods shall be pro-rated and all awards will be paid out based on the change in control price (as defined in the Incentive Plan).

Termination and Amendment of Incentive Plan

The board or the compensation committee may, at any time and from time to time, suspend, amend, modify or terminate the Incentive Plan without shareholder approval; provided, however, that the board or the compensation committee may condition any amendment or modification on the approval of our shareholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

Award Limits

The maximum performance award payable to any one participant under the Incentive Plan for a performance period is 75,000 shares of common stock or, in the event the performance award is paid in cash, $1,000,000.  The maximum number of shares for which stock options may be granted under the Incentive Plan to any one participant for a performance period is 450,000.  The maximum number of shares for which stock awards may be granted under the Incentive Plan to any one participant during a calendar year is 100,000.

Non-U.S. Jurisdictions

To facilitate the granting of awards to participants who are employed outside of the United States, the Incentive Plan authorizes the compensation committee to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

Stock Price

The closing market price of a share of our common stock reported on the NASDAQ Global Market on July 19, 2013 was $7.33 per share.

Federal Income Tax Treatment

The following is a brief summary of the principal United States federal income tax consequences related to stock options.  This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Stock Options. There will be no federal income tax consequences to either us or the participant upon the grant of an incentive stock option (an option that meets the requirement of Section 422 of the Internal Revenue Code) or the exercise thereof by the participant.  If the participant holds the shares of common stock underlying the option for the greater of two years after the date the option was granted or one year after the acquisition of the shares of common stock (the “required holding period”), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of common stock will constitute a long-term capital gain or loss, and we will not be entitled to a federal income tax deduction.  If the shares of common stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate exercise price, and we will be entitled to a federal income tax deduction equal to that amount.

Non-Qualified Stock Options and Stock Appreciation Rights. There will be no federal income tax consequences to either us or the participant upon the grant of a non-qualified stock option or a stock appreciation right.  But, the participant will realize ordinary income on the exercise of the option or the stock appreciation right in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of the award over the exercise or strike price, and we will receive a corresponding deduction.  The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-or long-term capital gain, depending on the participant’s holding period.

Restricted Stock.  Unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and, subject to limitations in Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a corresponding tax deduction at that time.

Unrestricted Stock.  A participant receiving an unrestricted stock award will recognize ordinary income and, subject to Internal Revenue Code Section 162(m) limitations, if applicable, we will be allowed a tax deduction, at the time the award is granted.

Performance Awards.  A participant receiving performance awards will not recognize income and we will not be allowed a tax deduction at the time the award is granted.  When a participant receives payment of a performance award, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and, subject to Internal Revenue Code Section 162(m) limitations, if applicable, will be allowed as a deduction for us for federal income tax purposes.

Limitation on Income Tax Deduction

Pursuant to Section 162(m) of the Internal Revenue Code, we may not deduct compensation in excess of $1,000,000 paid to a covered employee.  The Incentive Plan permits the grant of certain awards such as stock options, stock appreciation rights and certain performance awards that may constitute “qualified performance-based compensation” which would be excluded from the calculation of annual compensation of covered employees for purposes of Section 162(m) and would be fully deductible by us.  The compensation committee may grant awards under the Incentive Plan that do not qualify as performance-based compensation under Section 162(m).  The payment of any non-qualifying awards to a covered employee could be non-deductible by us, in whole or in part, under Section 162(m), depending on the covered employee’s total compensation in the applicable year.

Performance Goals.  Under the Incentive Plan, the vesting or payment of performance-based awards will be subject to the satisfaction of certain performance goals.  To the extent an award is intended to qualify for the qualified performance-based compensation exemption from the $1,000,000 deduction limit under Section 162(m), as described above, the performance goals will be one or more of the following objective corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: (a) increase in total revenue or product revenue, (b) earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization (“EBIDTA”) or net earnings (either before or after interest, taxes, depreciation and/or amortization), (c) return on assets, return on capital or return on shareholders’ equity, (d) total shareholder return, (e) gross margin, (f) earnings per share, (g) net income, (h) operating income, (i) net profit, (j) operating profits, (k) profits before tax, (l) ratio of debt to debt plus equity, (m) economic value added, (n) ratio of operating earnings to capital spending, free cash flow, return on assets, equity or shareholders’ equity, (o) common stock price per share, and (p) strategic business criteria, consisting of one or more objectives such as (i) geographic business expansion goals, (ii) cost targets, (iii) customer satisfaction ratings, (iv) reductions in errors and omissions, (v) reductions in lost business, (vi) supervision of litigation, (vii) satisfactory audit scores, (viii) productivity, (ix) efficiency, (x) budget and expense management and (xi) goals relating to acquisitions or divestitures, or any combination of the foregoing.  The compensation committee may provide that one or more objectively determinable adjustments be made to one or more of the performance goals.

New Plan Benefits

The benefits to be received by participants and the number of shares to be granted under the Incentive Plan in the future cannot be determined at this time.  The amount and form of grants to be made in any year is to be determined at the discretion of the compensation committee, and may vary from year to year and from participant to participant.

Equity Compensation Plan Information as of March 30, 2013
(In Thousands, Except Per Share Amounts)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans
approved by security holders	652	(1)	$5.12	175
Equity compensation plans
not approved by security holders	--		--	--
Total	652	(1)	$5.12	175

(1)         Includes performance-based restricted stock awards granted to officers and key employees pursuant to the Incentive Plan.

The board of directors recommends that you vote FOR the approval of the amendment to the Transcat, Inc. 2003 Incentive Plan, as Amended and Restated to increase the number of shares authorized for issuance by 1,500,000 shares.

PROPOSAL FIVE

TO APPROVE AN AMENDMENT TO THE
TRANSCAT, INC. EMPLOYEES’ STOCK PURCHASE PLAN
TO INCREASE THE NUMBER OF SHARES AUTHORIZED
FOR ISSUANCE BY 250,000 SHARES

Background

There were 400,000 shares of our common stock authorized for issuance under the Transcat, Inc. Employees’ Stock Purchase Plan, which we refer to as the ESPP, of which approximately 500 shares remain available for future purchases at the end of July 2013.  Due to the limited number of shares available under the ESPP, we are suspending participation in the ESPP effective August 1, 2013.  In order to continue to provide this important benefit to our employees, our board of directors has approved, and is asking our shareholders to approve, an amendment to the ESPP to increase to the number of shares of our common stock authorized for issuance under the ESPP by 250,000 shares, for a total of 650,000 authorized shares, of which approximately 250,500 shares would be available for future purchases under the ESPP.

The primary purpose of the ESPP is to provide employees with the opportunity to acquire an ownership stake in the company through participation in a payroll deduction-based employee stock purchase plan.  The board and the company believe that by increasing the total number of authorized shares for issuance under the ESPP, it can retain the best employees by continuing to provide this important and market-competitive benefit.

ESPP Summary

The ESPP is summarized below.  This summary is qualified in its entirety by reference to the text of the ESPP and the text of the amendment to increase the number of shares of our common stock authorized for issuance under the ESPP by 250,000 shares which are attached to this proxy statement as Appendix C and Appendix D, respectively.  We encourage you to read the actual text of the ESPP and the amendment in their entirety.

Purpose

The purpose of the ESPP is to provide our employees an opportunity to participate in the ownership of the company by purchasing shares of our common stock through payroll deductions from base compensation.  The rights granted under the ESPP to purchase shares of our common stock are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code.

Administration

The compensation committee (or such other committee designated by our board of directors) administers the ESPP.  The compensation committee has full power to adopt, amend, and rescind any rules deemed desirable and appropriate for the administration of the ESPP and not inconsistent with the ESPP, to construe and interpret the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP.

Available Shares

If this proposal is approved by our shareholders, there will be a total of 650,000 shares of our common stock authorized for issuance under the ESPP, of which approximately 250,500 shares would be available for future purchases.  The number of shares of our common stock covered by outstanding purchase options and the number of shares of our common stock which have been authorized for issuance under the ESPP but are not yet subject to purchase options, as well as the purchase price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of our shares.

Eligibility

All of our employees who customarily work for more than 20 hours per week and have been employed by us for more than six months are eligible to participate in the ESPP.  Employees who, after exercising their rights to purchase shares of our common stock under the ESPP, would own shares of our common stock representing five percent or more of the voting power of our shares are ineligible to participate.  In addition, a participant may not purchase shares of our common stock with a fair market value in excess of $25,000 in any one calendar year.

Offering Price

The price for each share acquired under the ESPP is 85 percent of the fair market value of a share on the purchase date.

Payroll Deductions and Stock Purchases

Each eligible employee may become a participant by filing an enrollment form authorizing regular payroll deductions in an amount not to exceed 10 percent of such participant’s compensation for any payroll period.  A participant may increase or decrease the amount of his or her payroll deduction by filing a new enrollment form to be effective as of the first day of the next calendar month.  On the second to last business day of each calendar month, each participant shall be deemed to have purchased the number of shares that his or her payroll deductions could purchase at the purchase price on that date.

Termination of Participation and Withdrawal; Termination of Employment

A participant may discontinue his or her participation in the ESPP at any time.  A participant who has withdrawn from the ESPP may not participate again for six months.  Upon termination of the participant’s employment or death, the amount remaining in his or her payroll deduction account will be refunded to him or her (or his or her estate).

Transferability

Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase of shares of our common stock under the ESPP may be transferred in any way by the participant, other than by will or the laws of descent and distribution.

Amendment and Termination

The ESPP will terminate on the date that participants become entitled to purchase more shares than remain available for purchase under the ESPP, or at any time in the discretion of our board of directors.  Our board of directors may at any time amend the ESPP in any respect, provided that no such amendment may, without shareholder approval, (i) materially increase the benefits accruing to participants under the ESPP, (ii) materially increase the number of shares issuable under the ESPP, except in connection with certain changes in the company’s capital structure, or (iii) materially modify the requirements for eligibility to participate in the ESPP.

Stock Price

The closing market price of a share of our common stock reported on the NASDAQ Global Market on July 19, 2013 was $7.33 per share.

Federal Income Tax Treatment

The following is a brief summary of the principal United States federal income tax consequences related to participation in the ESPP.  This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

It is our intention to have the ESPP and the rights of employees to make purchases thereunder qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Internal Code.  Therefore, the provisions of the ESPP are to be construed to govern participation in a manner consistent with these requirements.  Under these provisions, no income will be taxable to a participant until the shares of our common stock purchased under the ESPP are sold or otherwise disposed of.

Upon sale or other disposition of any shares of our common stock purchased under the ESPP, the participant will generally be subject to federal income tax, and the amount of the tax will depend upon his or her holding period.  If the shares are sold or otherwise disposed of less than two years from the date the shares are purchased, then the participant generally will recognize ordinary income in the year of such disposition measured as excess of the fair market value of the shares at the time of exercise over the purchase price.  Any additional gain or loss recognized on the disposition of the stock should be treated as short- or long-term capital gain or loss, depending on the length of time the participant holds the stock after exercise of the purchase right.  If the shares are sold or otherwise disposed of more than two years from the date the shares are purchased, then the participant generally will recognize ordinary income in the year of such disposition equal to the lesser of: (1) the excess of the fair market value of the shares at the time of exercise over the purchase price, and (2) the excess of the amount realized on the disposition of the stock over the purchase price.  Any additional gain or loss recognized on the disposition of the stock will be long-term capital gain or loss.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares of our common stock prior to the expiration of the holding period(s) described above.  In all other cases, no deduction is allowed to us.

New Plan Benefits

Because the benefits under the ESPP will depend on employees’ elections to participate and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees under the ESPP.  Non-employee directors are not eligible to participate in the ESPP.

The board of directors recommends that you vote FOR the approval of the amendment to the Transcat, Inc. Employees’ Stock Purchase Plan to increase the number of shares authorized for issuance by 250,000 shares.

PROPOSAL SIX

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 19, 2011, our audit committee dismissed BDO USA, LLP and engaged the firm of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ended March 31, 2012.  Freed Maxick CPAs, P.C. also served as our independent registered public accounting firm for the fiscal year ended March 30, 2013.

The audit committee has selected Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 29, 2014.  This selection is being presented to our shareholders for ratification at the annual meeting.  The audit committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

We have been advised by Freed Maxick CPAs, P.C. that a representative will be present at the annual meeting and will be available to respond to appropriate questions.  We intend to give such representative an opportunity to make a statement if he or she should so desire.

The board of directors recommends that you vote FOR the proposal to ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 29, 2014.

Fees Paid to Freed Maxick CPAs, P.C.

The following table shows the fees for professional services provided by Freed Maxick CPAs, P.C. during fiscal year 2013 and fiscal year 2012.

	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	$136,080	$116,370
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$136,080	$116,370

Fees Paid to BDO USA, LLP

The following table shows the fees for professional services provided by BDO USA, LLP during fiscal year 2012.

	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	--	$51,272
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	--	$51,272

Audit fees paid to Freed Maxick CPAs, P.C. during fiscal year 2013 were for professional services rendered for the audit of our annual consolidated financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q.  Audit fees paid to Freed Maxick CPAs, P.C. during fiscal year 2012 were for professional services rendered for the audit of our annual consolidated financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended September 24, 2011 and December 24, 2011.

Audit fees paid to BDO USA, LLP during fiscal year 2012 were for professional services rendered for the review of the financial statements included in our Quarterly Report on Form 10-Q for the quarter ended June 25, 2011 and for professional services related to the filing of our Annual Report on Form 10-K for fiscal year 2012.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

In accordance with applicable laws, rules and regulations, the audit committee charter requires that the audit committee have the sole authority to review in advance and pre-approve all audit and non-audit fees and services provided to us by our independent registered public accounting firm.  Accordingly, all audit services for which Freed Maxick CPAs, P.C. and, prior to its dismissal, BDO USA, LLP were engaged were pre-approved by the audit committee.  The audit committee may delegate to one or more designated members of the audit committee the authority to grant required pre-approval of audit and permitted non-audit services.  The decision of any member to whom authority is delegated is required to be presented to the full audit committee at its next scheduled meeting.

Independence Analysis by Audit Committee

The audit committee considered whether the provision of the services described above was compatible with maintaining the independence of Freed Maxick CPAs, P.C. and, prior to its dismissal, BDO USA, LLP, and determined that the provision of these services was compatible with each firm’s  independence.

Prior Relationship with BDO USA, LLP

BDO USA, LLP’s reports on our financial statements as of and for the fiscal years ended March 26, 2011 and March 27, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  In addition, during fiscal year 2011 and fiscal year 2010, and through September 19, 2011, there were no disagreements between us and BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreements(s) in connection with its reports.

We provided BDO USA, LLP with a copy of the disclosure as contained in Item 4.01 of our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on September 21, 2011 and requested that BDO USA, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with these statements.  A copy of BDO USA, LLP’s letter dated September 19, 2011 was filed as Exhibit 16.1 to that Current Report on Form 8-K.

During fiscal year 2011 and fiscal year 2010, and through September 19, 2011, we did not consult with Freed Maxick CPAs, P.C. with respect to any matter that involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that was or might be rendered on our financial statements, or (iii) was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

REPORT OF THE AUDIT COMMITTEE1

The audit committee of the board of directors is currently comprised of four members of the board of directors, each of whom the board of directors has determined is independent under the independence standards of the Nasdaq Stock Market and applicable Securities and Exchange Commission rules.  The audit committee assists the board of directors in overseeing the company’s accounting and financial reporting processes and financial statement audits.  The specific duties and responsibilities of the audit committee are set forth in the audit committee charter, which is available on our website, transcat.com, under the heading “Investor Relations” and the subheading “Corporate Governance.”

The audit committee has:

•	reviewed and discussed the company’s audited consolidated financial statements for fiscal year 2013 with the company’s management and Freed Maxick CPAs, P.C.;

•
discussed with Freed Maxick CPAs, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
received and discussed the written disclosures and the letter from Freed Maxick CPAs, P.C. required by applicable requirements of the Public Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and has discussed with Freed Maxick CPAs, P.C. its independence.

Based on these reviews and discussions with management and Freed Maxick CPAs, P.C. and the report of Freed Maxick CPAs, P.C., and subject to the limitations on the committee’s role and responsibilities contained in the audit committee charter, the audit committee recommended to the board of directors, and the board of directors approved, that the audited consolidated financial statements for fiscal year 2013 be included in the company’s annual report on Form 10-K for fiscal year 2013 for filing with the Securities and Exchange Commission.

The audit committee selects the company’s independent registered public accounting firm annually and has submitted such selection for fiscal year 2014 for ratification by shareholders at the annual meeting.

Audit Committee:

Richard J. Harrison, Chair
Francis R. Bradley
Paul D. Moore
Harvey J. Palmer

______________________
1 The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

CORPORATE GOVERNANCE

Board Meetings

The board of directors held five meetings during fiscal year 2013.  Each director then in office attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Director Independence

The board of directors has determined that Mr. Bradley, Mr. Harrison, Mr. Moore,  Dr. Palmer, Mr. Resnick, Mr. Sassano, and Mr. Smith are each independent under the independence standards of the Nasdaq Stock Market.

Executive Sessions

During fiscal year 2013, our independent directors met in regularly scheduled executive sessions, without management present, as required by the listing standards of the Nasdaq Stock Market.  Mr. Sassano presided over the executive sessions of the independent directors.

Board Leadership Structure

The board of directors recently undertook a leadership transition.  Mr. Hadeed assumed the position of executive chairman effective July 1, 2013.  Mr. Sassano, the former chairman of the board, stepped back into a role as a member of the board and will continue to preside over executive sessions of the independent directors.  Mr. Rudow, who assumed the position of chief executive officer effective July 1, 2013, does not serve on the board but will attend all board meetings by invitation.  The board of directors thus separates the roles of chief executive officer and chairman, based on the board’s belief that corporate governance of the company is most effective when these positions are not held by the same person.  The board recognizes the differences between the two roles and believes that separating them allows each person to focus on their individual responsibilities.  Additionally, the board recognizes its obligations to confer in executive session with its independent directors.  Under this leadership structure, our chief executive officer can focus his attention on day-to-day company operations and performance, and can establish and implement long-term strategic plans, while our executive chairman can focus his attention on board and transition responsibilities.

Presently, the board believes it is appropriate to keep the roles of chief executive officer and chairman separate.  The board may, however, change the leadership structure if it believes that a change would better serve the company and its shareholders.

Retirement Policy

The mandatory retirement age for board members is age 72.  However, the board of directors has reserved the right to extend the mandatory retirement age if it will better serve the interests of shareholders and the company.

Board Committees

The board of directors has a standing audit, compensation, and corporate governance and nominating committee.  The table below shows the number of meetings held during fiscal year 2013 and the names of the directors serving on each committee.

Committee Name	Number of Meetings Held	Committee Members
Audit	5	Mr. Bradley Mr. Moore	Mr. Harrison (1) Dr. Palmer
Compensation	2	Ms. Hessler Mr. Smith	Dr. Palmer Mr. Resnick (1)
Corporate Governance and Nominating	1	Mr. Resnick	Mr. Smith
______________________
(1) Chairman

Each committee acts pursuant to a written charter adopted by our board of directors.  The current charter for each board committee is available on our website, transcat.com, under the heading “Investor Relations” and the subheading “Corporate Governance.”  The information contained on our website is not a part of this proxy statement.

Audit Committee

The board of directors has determined that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the committee and is independent under applicable Securities and Exchange Commission rules.  The board of directors has designated Mr. Harrison as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules and based on his professional experience in banking and finance as described in his biography under “Proposal One – Election of Directors.”  The board of directors has determined that Mr. Moore would also qualify as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules and based on his professional experience in banking and corporate lending as described in his biography under “Proposal One – Election of Directors.”

The audit committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and permitted non-audit services to be performed by, and directly consults with, our independent registered public accounting firm; reviews and appraises the services of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and our board of directors.  Our audit committee charter more specifically sets forth the duties and responsibilities of the audit committee.

The audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, is also responsible for preparing the committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter.

The audit committee’s report relating to fiscal year 2013 appears under the heading “Report of the Audit Committee.”

Compensation Committee

The compensation committee is responsible for establishing and implementing compensation programs for our executive officers and directors that further the intent and purpose of our fundamental compensation philosophy and objectives and for performing such other tasks that are consistent with its charter.

For more information on executive compensation and director compensation and the role of the compensation committee, see “Compensation Overview” under the heading “Executive Compensation” and “Director Compensation.”

Corporate Governance and Nominating Committee

The corporate governance and nominating committee is charged with identifying candidates, consistent with criteria approved by the committee, qualified to become directors and recommending that the board of directors nominate such qualified candidates for election as directors.  The committee is also responsible for reviewing our code of regulations, shaping corporate governance, overseeing the evaluation of the board of directors, board committees and management, and performing such tasks that are consistent with the corporate governance and nominating committee charter.

The process followed by the corporate governance and nominating committee to identify and evaluate candidates includes requests to board members, the chief executive officer and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.

The corporate governance and nominating committee also considers and establishes procedures for shareholder recommendations of nominees to the board.  Shareholder recommendations, together with relevant biographical information, should be sent to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.  The qualifications of recommended candidates will be reviewed by the corporate governance and nominating committee.

In evaluating the suitability of candidates (other than our executive officers) to serve on the board of directors, including shareholder nominees, the corporate governance and nominating committee seeks candidates who are independent under the independence standards of the Nasdaq Stock Market and meet certain selection criteria established by the corporate governance and nominating committee from time to time.  The corporate governance and nominating committee also considers an individual’s skills; character and professional ethics; judgment; leadership experience; business experience and acumen; familiarity with relevant industry issues; national and international experience; and other relevant criteria that may contribute to our success.  This evaluation is performed in light of the skill set and other characteristics that complement those of the current board, including the diversity, maturity, skills and experience of the board as a whole.  Although the corporate governance and nominating committee does not have a specific written diversity policy, the committee values and considers diversity when seeking and evaluating candidates for the board.  The committee believes that diversity is not limited to gender and ethnicity, but also includes perspective gained from educational and cultural backgrounds and life experiences.

Director Attendance at Annual Meetings

Company policy requires all directors, absent special circumstances, to attend our annual shareholder meetings.  All of our directors attended the annual meeting of shareholders that was held on September 11, 2012.

The Board’s Role in Risk Oversight

Our board of directors is responsible for overseeing risks that could affect our company.  This oversight is conducted primarily through the board’s committees.  The audit committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes and financial statement audits.  The corporate governance and nominating committee focuses on the management of risks associated with board organization, membership and structure, as well as corporate governance.  The compensation committee focuses on the management of risks arising from our compensation policies and programs.

While our board committees are focused on these specific areas of risk, the full board retains responsibility for general risk oversight.  This responsibility is satisfied through periodic reports from each committee chairman regarding the risk considerations within each committee’s area of expertise, as well as periodic reports to our board of directors or the appropriate committee from the members of our senior management team who are responsible for risk management.

As part of its risk oversight responsibilities, the board of directors and its committees review the processes that senior management use to manage risk exposure.  In doing so, the board and its committees review our overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to our company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Code of Ethics

We have a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.  You can find our code of business conduct and ethics on our website, transcat.com, under the heading “Investor Relations” and the subheading “Corporate Governance.”  We will provide a printed copy of our code of business conduct and ethics, without charge, to any shareholder who requests it by contacting our corporate secretary at 35 Vantage Point Drive, Rochester, New York 14624.

We intend to post any amendments to or waivers from our code of business conduct and ethics on our website.

Shareholder Communications

Shareholders may send correspondence by mail to the full board of directors or to individual directors.  Shareholders should address correspondence to the board of directors or the appropriate board members in care of: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.  In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the board of directors, the individual director, one of the aforementioned committees of the board, or a committee member for review.  Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by our officers or their designees and will be forwarded to such persons accordingly.

EXECUTIVE OFFICERS

We are currently served by eight executive officers:

Charles P. Hadeed, age 63, is our executive chairman.  For more information about Mr. Hadeed, see “Proposal One – Election of Directors.”

Lee D. Rudow, age 49, is our president and chief executive officer.  Mr. Rudow joined us in November 2011 as our chief operating officer and was appointed president in September 2012.  He was appointed chief executive officer, effective July 1, 2013, succeeding Mr. Hadeed.  Prior to joining us and from 2008 until 2011, Mr. Rudow served as vice president in various capacities for SIMCO Electronics, Inc., an independent provider of global calibration, repair, and software solutions.  Prior to that, from 2006 to 2008, he was president and chief executive officer of Davis Calibration, Inc. and served as president and chief executive officer of its related business and predecessor, Davis Inotek Corp. from 1996 to 2006 and president of Davis Instruments Corp. from 1986 to 1996, respectively.

John J. Zimmer, age 55, is a certified public accountant and our senior vice president of finance and chief financial officer.  Mr. Zimmer also serves as our treasurer and corporate secretary.  Prior to June 1, 2011, Mr. Zimmer was our vice president of finance and chief financial officer.  Mr. Zimmer served as executive vice president and chief financial officer of E-chx, Inc., a payroll outsourcing company, prior to joining us in June 2006.  Prior to joining E-chx, Inc. in October 2003, he was a principal with the public accounting firm of DeJoy, Knauf & Blood, LLP.  Prior to that, Mr. Zimmer served for four years as vice president-finance and treasurer of Choice One Communications Inc.  Prior to joining Choice One, Mr. Zimmer was employed for seven years by ACC Corp., during which time he served as controller, then vice president-finance and later vice president and treasurer.

Michael P. Craig, age 59, is our vice president of human resources.  Prior to joining us in December 2009, Mr. Craig was senior director global human resources at Genencor International, Inc., a biotechnology company and division of Danisco A/S, from 1998 through 2009.  Prior to that, he served in a variety of human resources management positions during his more than 16-year career at Bausch & Lomb Incorporated, including the position of vice president human resources-western hemisphere.

John P. Hennessy, age 65, is our vice president of sales and marketing and has served us in this position since January 2010.  Prior to joining us in January 2008 as our vice president of sales, and from June 1997, Mr. Hennessy served as vice president of marketing and sales at Sunstar Americas, Inc., an oral health care products company.  Prior to that, Mr. Hennessy served for more than 15 years in executive-level sales and marketing positions, including general manager, vice president and director-level positions, at Bausch & Lomb Incorporated and Johnson & Johnson.

Rainer Stellrecht, age 63, is our vice president of laboratory operations and has served us in this position since July 2007.  Mr. Stellrecht, who joined us in 1977, has served in a number of positions with us during that time including senior director of laboratory operations and technical director.

Jay F. Woychick, age 56, is our vice president of special markets and has served us in this position since April 2012.  Mr. Woychick, who joined us in September 2000, has served us in sales and marketing positions, most recently as our vice president of wind energy commercial operations and vendor relations.  Prior to joining us, Mr. Woychick was employed for 13 years by Polymer Technology, a subsidiary of Bausch & Lomb Incorporated, most recently serving as director of marketing and sales for the RGP Group.

Scott D. Sutter, age 42, is our vice president of strategic business development.  Prior to joining us in February 2013, and from 1999 until 2013, Mr. Sutter served in various positions with SIMCO Electronics, Inc., an independent provider of global calibration, repair, and software solutions.  Mr. Sutter’s recent positions with SIMCO Electronics included vice president of eastern region and vice president of business development.

EXECUTIVE COMPENSATION

As a smaller reporting company under the Securities Exchange Act of 1934, as amended, we are providing the following executive and director compensation information in accordance with the scaled disclosure requirements of Regulation S-K.

Named Executive Officers

This proxy statement contains information about the compensation paid to our named executive officers during fiscal year 2013.  For fiscal year 2013, in accordance with the executive compensation disclosure rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our named executive officers:

•	Charles P. Hadeed, our executive chairman and former chief executive officer;

•	John J. Zimmer, our senior vice president of finance and chief financial officer; and

•	Lee D. Rudow, our president and chief executive officer and former chief operating officer.

Mr. Hadeed retired as our chief executive officer effective as of July 1, 2013, and commenced his service as our executive chairman of the board of directors as of such date.  On April 1, 2013, Mr. Rudow was appointed chief executive officer, effective July 1, 2013, succeeding Mr. Hadeed.  While Mr. Rudow is our chief executive officer as of the date of this proxy statement, Mr. Hadeed was our chief executive officer during all of fiscal year 2013.  Pursuant to the rules of the Securities and Exchange Commission, Mr. Hadeed is referred to as our chief executive officer in the executive compensation disclosures that follow.

Compensation Overview

Overview of the Compensation Committee

The compensation committee of our board of directors is responsible for establishing, implementing, and monitoring adherence to our compensation philosophy and objectives.  The compensation committee’s policy is to provide a competitive total compensation package to our named executive officers.  Generally, the types of compensation and benefits provided to our named executive officers are similar to those provided to our other executive officers.

Compensation Philosophy and Objectives

Our compensation program is designed to attract, motivate and retain a highly-qualified and effective senior management team.  We believe that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic company goals, which are intended to align the interests of each of our named executive officers with those of our shareholders.

The objectives of the compensation program for our executive officers, including our named executive officers, are to ensure that such programs:

•	attract, motivate, and retain our talented executive officers;

•	promote the achievement of key business objectives by linking annual cash and long-term equity incentives to the achievement of measurable corporate and, in some cases, individual, performance goals;

•	align the incentives of our executives with the interests of our shareholders;

•	foster teamwork on the part of management; and

•	support our core values and to contribute to our long-term success.

For fiscal year 2013, as in previous years, the key components of our compensation program for our named executive officers were: (1) annual base salary; (2) annual performance-based cash incentive compensation (for our chief executive officer and president and chief operating officer this amount is based only on company performance and for the chief financial officer this amount is based on company and individual performance); and (3) long-term performance-based cash and equity compensation (non-performance based restricted stock may be used in unique circumstances).  It is the intent of the compensation committee that the compensation provided to our named executive officers remains competitive with the compensation paid to executives with similar responsibilities in publicly-traded companies of comparable size.

The compensation committee believes that our executive compensation program is aligned with market best practices for companies of our size.  Specifically, our executive compensation program contains the following features:

•
Focus on variable, performance-based compensation.  We intend that total executive compensation corresponds to both corporate performance and the interests of our shareholders by placing our principal emphasis on variable, performance-based incentives through a combination of annual performance-based cash incentive compensation and long-term performance-based cash and equity incentive compensation.  A significant percentage of total compensation for our named executive officers is placed at-risk through annual and long-term performance-based incentive compensation.

•
Focus on long-term earnings growth.  The amount earned under our long-term cash and equity compensation program is tied directly to our achieving specific cumulative fully-diluted earnings per share objectives over a multi-year period.

•	Stock Ownership Guidelines. All of our named executive officers are subject to significant stock ownership objectives based on a multiple of annual base salary.

•
“Double-Triggered” Change in Control Severance Agreements.  The payment of severance under the change in control agreements that we have entered into with our chief executive officer and president and chief operating officer requires an involuntary termination without cause or a constructive termination within 24 months following a change in control.

•	“Clawback” of Incentive Compensation. All of our named executive officers are subject to our recoupment policy (“clawback”) for long-term incentive compensation under the Incentive Plan.

Stock Ownership Objectives

To more closely align the efforts of our named executive officers with the interests of our shareholders, a minimum stock ownership objective has been set for our executive officers.  This requires all executive officers, including our named executive officers to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock.  Under the objectives, our named executive officers are directed to be in compliance with their respective ownership objectives within five years of becoming a named executive officer or by the fifth anniversary of the date when the objectives were adopted.  The compensation committee and the chief executive officer monitor the progress toward achievement of stock ownership objectives, and if warranted, make reductions in long-term compensation awards as deemed appropriate.

As of the end of fiscal year 2013, Mr. Hadeed’s stock ownership objective was 2.5 times his base salary, Mr. Rudow’s stock ownership objective was 2.0 times his base salary, and Mr. Zimmer’s stock ownership objective was 1.5 times his base salary.  As of the end of fiscal year 2013, Mr. Hadeed had met his ownership objective, Mr. Zimmer had achieved 88% and Mr. Rudow had achieved 17%.  The compensation committee believes they are making meaningful progress towards compliance with their stock ownership objectives.

Retirement Benefits

We have established certain retirement benefits for our employees, including our named executive officers, which we and the compensation committee believe are consistent with our goals of enhancing long-term performance by our employees.

Long Term Savings and Deferred Profit Sharing Plan (Our 401(k) Plan).  The Long Term Savings and Deferred Profit Sharing Plan is a tax-qualified defined contribution plan pursuant to which all U.S.-based employees, including our named executive officers, are eligible to participate.  All employees are able to contribute a portion of their annual salary to the plan on a before-tax basis, subject to limitations imposed by the Internal Revenue Service.  We currently match 50% of the first 6% of pay that employees contribute to the plan.  All participant contributions to the plan are immediately vested, and all company matching contributions vest pro rata over a three-year period.  The plan contains a discretionary deferred profit sharing component, which, if made, has the same three-year vesting schedule as is applicable to company matching contributions.  The amount of company matching contributions under this plan for our named executive officers is included in the “All Other Compensation” column of the 2013 Summary Compensation Table.

Non-Qualified Deferred Compensation.  Our non-qualified deferred compensation plan allows our executives, including our named executive officers, and directors to elect to defer designated percentages or amounts of their compensation.  The plan also allows the company to make discretionary contributions to the account of a plan participant, which are intended to provide the match that would have been made under our 401(k) Plan but for the limitations imposed on our 401(k) Plan under the Internal Revenue Code.  The amount of company discretionary contributions under this plan for our named executive officers is included in the “All Other Compensation” column of the 2013 Summary Compensation Table.

Post-Retirement Plans.  All officers and former officers, including our named executive officers, are eligible to participate in post-retirement health, dental and long-term care plans.

The post-retirement health benefit plan for officers is a group health plan that provides benefits to eligible retired officers and their spouses.  Three kinds of benefits are provided under the plan:  (1) long-term care insurance coverage; (2) medical and dental insurance coverage; and (3) medical premium reimbursement benefits.  Officers who retire from active employment with us on or after December 23, 2006 at age 55 or older with five or more years of qualifying service and who do not work in any full-time employment (30 hours or more per week) after retirement are eligible to participate in the plan.  Qualifying service is described as the individual’s most recent period of continuous, uninterrupted employment with the company on or after the individual reaches age 50.  Service with a business acquired by the company is not counted as qualifying service.  For purposes of eligibility to participate in the plan, an individual is considered an officer if the individual has the title of vice president or higher or is the corporate controller.

2013 Summary Compensation Table

The following table presents certain information about the compensation of our named executive officers for services rendered to us in all capacities during fiscal years 2013 and 2012.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Charles P. Hadeed Chief Executive Officer	2013 2012	380,000 376,218	-- 200,000	-- --	74,718 237,684	175,279 34,819	629,997 848,721

John J. Zimmer Senior Vice President of Finance and Chief Financial Officer	2013 2012	230,582 224,919	-- 58,827	100,436 99,997	53,437 113,516	35,701 60,837	420,156 558,096

Lee D. Rudow President and Chief Operating Officer	2013	277,692	--	111,592	46,201	12,047	447,532

(1)	The amounts shown in this column include cash compensation earned and paid during fiscal year 2013.

(2)
These amounts do not reflect the actual value realized by the recipient.  The amounts shown in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock awards granted during each fiscal year, except that no estimates for forfeitures have been included.  A discussion of the assumptions used to calculate grant date fair value are set forth in Note 1 (General – Stock-Based Compensation) and Note 6 (Stock-Based Compensation) to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended March 30, 2013, and in Note 1 (General – Stock-Based Compensation) and Note 6 (Stock-Based Compensation) to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended March 31, 2012.  For fiscal year 2013, the value of the performance-based restricted stock disclosed in this column is based on the probable outcome of the performance conditions as of the date of grant.  If the highest level of performance is achieved, the values of such awards are:  Mr. Zimmer – $150,654 and Mr. Rudow – $167,388.  Mr. Hadeed’s long-term performance-based incentive compensation award was also performance-based; however, because Mr. Hadeed met his stock ownership guidelines prior to the award date and elected to receive cash, his long-term performance-based incentive compensation award was granted in the form of a contractual right to receive cash upon attainment of the specified performance conditions.  This award will be reported in the “Non-Equity Incentive Plan Compensation” column of the 2014 Summary Compensation Table, to the extent such award is earned in fiscal year 2014.

(3)
The amounts shown in this column reflect amounts earned during fiscal year 2013 under our performance incentive plan and paid to our named executive officers on May 21, 2013.  Our performance incentive plan for fiscal year 2013 is described in greater detail below under the heading “Discussion of 2013 Summary Compensation Table.”

(4)
The amounts shown in this column reflect amounts paid by us to or on behalf of each named executive officer as a club membership allowance, company matching contributions under our 401(k) plan and our nonqualified deferred compensation plan, executive life insurance premiums, excess long-term disability premiums, financial planning reimbursements and a reimbursement for taxes associated with the vesting of restricted stock awards during fiscal year 2013.

	Club Membership Allowance	401(k) and Deferred Compensation Plan Matches	Insurance	Financial Planning	Tax Reimbursement
Charles P. Hadeed	$4,046	$8,580	$18,133	$6,350	$138,170

John J. Zimmer	--	7,938	713	2,415	24,635

Lee D. Rudow	--	7,834	4,213	--	--

Discussion of 2013 Summary Compensation Table

Employment Agreements

We were not party to any employment agreements with any of our named executive officers during fiscal year 2013.  However, we did enter into an employment agreement on April 1, 2013 with Mr. Hadeed in connection with his retirement as our chief executive officer and his upcoming service to us as executive chairman of our board of directors.  The employment agreement will terminate on June 28, 2014, unless the company or Mr. Hadeed gives 90 days written notice of earlier termination.

All compensation to be paid to Mr. Hadeed under the employment agreement will cover his tenure as chief executive officer from April 1, 2013 to June 29, 2013 and the remaining period from June 30, 2013 to June 28, 2014 will cover his tenure as our executive chairman.  Mr. Hadeed will be paid a base salary of $100,000 for the period April 1, 2013 through June 29, 2013; $180,000 for the period July 1, 2013 through March 29, 2014; and $60,000 for the period March 30, 2014 through June 28, 2014.

For fiscal year 2014, Mr. Hadeed will be eligible to earn an annual bonus of $182,000.  For fiscal year 2015, he will be eligible to earn an annual bonus of $39,000.  Mr. Hadeed’s annual bonuses will be based on achievement of corporate target performance goals established by the board for that fiscal year and may be adjusted up or down, in accordance with our performance incentive plan for that fiscal year.  Mr. Hadeed will also be eligible to earn a long-term incentive award under the Incentive Plan of $308,000 for fiscal year 2014 and $66,000 for fiscal year 2015.  Mr. Hadeed will also be entitled to receive certain fringe benefits and perquisites consistent with our practices.

If Mr. Hadeed’s employment is terminated during the term of the employment agreement, he will be entitled to certain compensation and benefits, as described below, and will have no further rights to any base salary, annual bonus or long-term incentive awards.  He will, however, retain any outstanding equity awards that are vested on the termination date and will be entitled to all retirement benefits provided to similarly situated executives.  In the event Mr. Hadeed’s employment as executive chairman is terminated, he will be entitled to receive normal compensation as chairman of the board.

If Mr. Hadeed’s employment is terminated by us for cause or by Mr. Hadeed without good reason, he will be entitled to: (1)  any accrued but unpaid base salary up to the termination date and any accrued but unused vacation as of the termination date; (2) any earned but unpaid annual bonus with respect to any completed fiscal year immediately preceding the termination date; however, if his employment is terminated by us for cause, he will forfeit any accrued but unpaid annual bonus; (3) reimbursement for unreimbursed business expenses properly incurred by him on or before the termination date; (4) any employee benefits he was entitled to as of the termination date; however, in no event will he be entitled to any severance or termination payments; and (5) any earned but unpaid long-term incentive award, subject to the terms and conditions of the award and the Incentive Plan.

If Mr. Hadeed’s employment is terminated by us without cause or by Mr. Hadeed for good reason, he will be entitled to accrued amounts listed in (1) through (5) above, which we refer to in this section as the Accrued Amounts, and, subject to his compliance with the employment agreement and his execution and non-revocation of a release of claims, (1) payment of his base salary in effect on the termination date and benefits (to the extent that his continued participation is possible under the general terms and provisions of such plans and programs) for a period through the last day of the term; (2) payment of the annual bonus at target for the period through the last day of the term; (3) accelerated vesting of any outstanding shares of restricted stock held on the termination date; (4) accelerated vesting of any outstanding stock options held on the termination date (with all stock options held on the termination date remaining exercisable until their applicable expiration dates); and (5) accelerated vesting and payment of any outstanding unvested long-term incentive awards to the extent such long-term incentive awards are to be paid in cash instead of shares of restricted stock or stock options.

As described in greater detail under the heading “Payments upon Termination or Change in Control” below, we are also party to a change in control severance agreement with Mr. Hadeed.  In the event Mr. Hadeed’s employment is terminated during the 24-month period following a change in control of the Company, Mr. Hadeed’s rights as a result of such termination will be paid pursuant to such change in control severance agreement.

In the event of Mr. Hadeed’s death or disability, Mr. Hadeed or his estate and/or beneficiaries will be entitled to: (1) Accrued Amounts; (2) a payment equal to the target annual bonus for the fiscal year in which the date of death or termination occurs, multiplied by a fraction, the numerator or which is the number of days in such fiscal year before the date of death or termination, and the denominator of which is the number of days in such fiscal year; (3) accelerated vesting of any outstanding shares of restricted stock held on the date of death or disability; and (4) accelerated vesting and payment of any outstanding unvested long-term incentive awards to the extent such awards are to be paid in cash instead of shares of restricted stock or stock options.  Any unvested stock options held by Mr. Hadeed on the date of death or disability will be forfeited; however, his designated beneficiary or qualified personal representative may exercise any stock options that were vested on the date of death until the earlier of the applicable expiration date or the one-year anniversary of death.

Under the employment agreement, Mr. Hadeed will be prohibited from competing with us for five years after his employment ends and is prohibited from disclosing any confidential information about us.

Performance Incentive Plan

We maintain a performance incentive plan, which is an annual cash incentive program designed to compensate key management members, as well as our named executive officers, based on their contributions to the achievement of specified corporate fiscal year financial objectives, as well as achievement of individual performance goals.  The performance incentive plan includes various incentive levels based on a participant’s position within the company, accountability and impact on company operations, with target award opportunities that are established as a percentage of base salary.  The target amount under the performance incentive plan for fiscal year 2013 as a percentage of base salary for each of our named executive officers was 65% for Mr. Hadeed, 45% for Mr. Zimmer and 55% for Mr. Rudow.

Payment of performance-based cash incentive awards under the performance incentive plan for our chief executive officer and president and chief operating officer was expressly linked to successful achievement of specified pre-established corporate goals, which our board of directors annually approves.  Payment of performance-based cash incentive awards for our chief financial officer is based on successful achievement of pre-established corporate and individual performance goals which are determined by our chief executive officer.  In addition to the corporate and individual performance goals, the performance incentive plan also provides guidelines for the calculation of annual incentive-based compensation, subject to compensation committee oversight and modification.

For fiscal year 2013, Mr. Hadeed’s and Mr. Rudow’s performance-based cash incentive awards were based solely on corporate financial results, as measured against specific corporate financial objectives which were pre-determined and approved by our board of directors.  For performance incentive plan awards for fiscal year 2013, the following percentages of Mr. Hadeed’s and Mr. Rudow’s performance-based cash incentive award were based on our achievement of the following objectives:  product gross profit – 15%; service gross profit – 25%; earnings per share – 40%; and the board of director’s assessment of corporate performance – 20%.

Mr. Zimmer’s performance-based cash incentive award was evaluated 50% on the achievement of corporate financial objectives and 50% on individual performance, in each case, as measured against approved objectives.  As described below, the corporate financial objectives are separated into five performance levels.  Performance-based cash incentive awards can range from a minimum of 0% to a maximum of 150% of the targeted award depending on the level of performance achieved.  An individual must achieve at least a specified minimum performance level (a rating of 1 on a scale of 1 to 5) against individual performance objectives to be eligible for any portion of the performance-based cash incentive award.

Generally, the target level for corporate financial results is set in alignment with our annual operating plan.  Payment of the awards under the performance incentive plan is based upon the achievement of such objectives for the current fiscal year.  With respect to the corporate performance portion of the award, participants in the performance incentive plan receive:

•	No payment for the corporate financial objective portion of the performance incentive plan award unless we achieve the minimum corporate performance level.

•
A pro rata payment, less than 100% of the target award opportunity, for the corporate financial objective portion of the performance incentive plan award if we achieve or exceed the minimum corporate performance level but do not achieve the target corporate performance level.

•	A payment of 100% of the target award opportunity for the corporate financial objective portion of the performance incentive plan award if we achieve the target corporate performance level.

•
A pro rata payment of at least 100% but less than 150% of the target award opportunity for the corporate financial objective portion of the performance incentive plan award if we exceed the target corporate performance level but do not achieve the maximum corporate performance level.

•	A payment of 150% of the target award opportunity for the corporate financial objective portion of the performance incentive plan award if we achieve or exceed the maximum corporate performance level.

Upon completion of the fiscal year, our chief executive officer and our chief financial officer (as well as our president and chief operating officer for fiscal year 2013) review our performance against each pre-established corporate financial objective, comparing the fiscal year results to the pre-determined minimum, target and maximum levels for each objective, and an overall percentage for the corporate financial objectives is calculated.  The results of our financial performance are then provided to, and reviewed by, the compensation committee and the board.

With respect to the individual performance portion of the award, our chief executive officer evaluates each officer’s accomplishments relative to their individual objectives, calculates a performance rating and provides summaries of performance and the award amount to the compensation committee based on the performance incentive plan previously approved by the committee.  Depending on the named executive officer’s position, individual performance goals for our named executive officers could include product segment gross margin, calibration sales, calibration units per direct labor hour, calibration quality measures and operating cash flow, as well as other objectives designed to improve our efficiency, profitability, quality, customer service or performance.

For fiscal year 2013, we achieved the following levels of performance for each of the pre-determined, board-approved corporate financial objectives:  product gross profit – 87.2%; service gross profit – 90.9%; earnings per share – 89.8%; and the board of director’s assessment of corporate performance – 125%.  Following the compensation committee’s review of the achievement of corporate financial objectives and individual performance objectives for fiscal year 2013, the compensation committee awarded the following amounts of performance-based cash incentive compensation to each of our named executive officers:  Mr. Hadeed – $74,718, Mr. Zimmer – $53,437 and Mr. Rudow – $46,201.  These incentive awards were earned based on performance during fiscal year 2013 and were paid on May 21, 2013.  The amounts earned are reflected in the “Non-Equity Incentive Plan Compensation” column of the 2013 Summary Compensation Table.

Long-Term Cash and Equity Incentive Compensation

On April 2, 2012, the compensation committee approved long-term cash and equity incentive compensation award opportunities to our named executive officers, as follows:  Mr. Hadeed – $418,000, Mr. Zimmer – 7,661 shares and Mr. Rudow – 8,512 shares.  Long-term performance-based incentive compensation is targeted to a specific dollar award, which is reviewed and approved annually by the compensation committee.  Pursuant to current compensation practices approved by the compensation committee, executive officers who have achieved their stock ownership objective may irrevocably elect, in advance of an award that would otherwise be settled in shares of our common stock, to receive an equivalent award in cash.  Mr. Hadeed, who had achieved his stock ownership objective prior to the award date, elected to receive his long-term performance-based incentive award in cash.

Named executive officers whose long-term performance-based incentive compensation awards are delivered in the form of shares of our stock are also entitled to a reimbursement payment for the taxes incurred to the extent that such shares become earned and vested.  We reduce our cost for this tax reimbursement at grant by reducing the number of shares awarded to the named executive officer to account for the tax reimbursement.  In granting these awards, the compensation committee took into account each named executive officer’s progress towards achieving their respective stock ownership objective.  Effective for long-term equity incentive awards granted after March 30, 2013, we will no longer provide reimbursements for taxes, however, this change will result in an increase to the number of shares awarded upon grant.

The shares or cash underlying these long-term performance-based cash and equity incentive compensation awards for all named executive officers other than Mr. Hadeed will vest after three years subject to our achieving specific cumulative fully-diluted earnings per share objectives, which we refer to as EPS, over the eligible three-year period ending in fiscal year 2015.  Mr. Hadeed’s long-term performance-based incentive compensation award will vest after two years subject to our achieving specific cumulative fully-diluted EPS objectives over the eligible two-year period ending in fiscal year 2014.  At such times, the holders of these awards will receive the following percentage of their respective restricted stock (with the exception of Mr. Hadeed, whose award is settled in cash) if we meet certain pre-determined EPS thresholds:

•	Maximum cumulative EPS – 150%

•	Target cumulative EPS – 100%

•	Midpoint cumulative EPS – 75%

•	Minimum cumulative EPS – 50%

Performance at the minimum, midpoint and target levels must be achieved to earn that award level, and performance between such levels is not pro-rated.  Awards will be pro-rated in the event performance is above the target level but less than the maximum.  Failure to achieve the minimum EPS will result in no shares or cash becoming earned under these awards.  Cash awards are adjusted at the vesting date to reflect any change in our stock price subsequent to the date of grant.  The aggregate grant date fair value (at target) of the long-term performance-based equity incentive awards to Messrs. Zimmer and Rudow are reflected in the “Stock Awards” column of the 2013 Summary Compensation Table.  Under the executive compensation disclosure rules of the Securities and Exchange Commission, the earned amount, if any, of the long-term performance-based cash incentive award to Mr. Hadeed will be reported in the “Non-Equity Incentive Plan Compensation” column of the 2014 Summary Compensation Table when such amount is earned in fiscal year 2014.

Outstanding Equity Awards at March 30, 2013

The following table presents information about the number of unexercised stock options and the number and value of unvested restricted stock awards held by our named executive officers as of
March 30, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Charles P. Hadeed	20,000	--	2.89	10/17/2014
	6,103	--	4.26	8/15/2015
	7,042	--	5.68	8/07/2016
	100,000	--	5.24	4/09/2017
	48,128	--	7.72	7/25/2017
					12,593 (1)	80,088

John J. Zimmer	6,000	--	5.80	8/01/2016
	30,080	--	7.72	7/25/2017
					25,497 (1)	162,158

Lee D. Rudow	--	--	--	--	18,160 (1)	115,494

(1)
These restricted stock awards are performance-based and will vest after three years subject to our achieving specific cumulative fully-diluted EPS objectives over the three-year periods ending in fiscal year 2013, 2014 and 2015.  The shares related to the three-year period ended March 30, 2013 were distributed on May 21, 2013.  Mr. Hadeed received 12,593 shares and Mr. Zimmer received 3,026 shares, all of which represented 75% achievement of the target EPS objective for the three-year period ended March 30, 2013.  For the remaining three-year periods, the holders of the restricted stock will receive the percentage of their restricted stock award that corresponds to the level of cumulative EPS achieved.  For more information on performance-based restricted stock awards, see the subsection entitled “Long-Term Cash and Equity Incentive Compensation” in the Compensation Overview section above.

Payments upon Termination or Change in Control

We are party to change of control severance agreements with Mr. Hadeed and Mr. Rudow. These agreements are substantially similar in structure, with each requiring a change of control of the company and a subsequent qualifying termination of the executive’s employment (often referred to as a “double trigger”).  These agreements are intended to promote continuity of leadership, maintain the focus of our executive officers on pursuing any corporate transaction that is in the best interests of our shareholders and to retain services of our leadership by providing sufficient severance protection during a period of uncertainty.

On May 7, 2012, we entered into a change of control severance agreement, as amended, with Mr. Hadeed.  On May 7, 2012, we also entered into a change of control severance agreement with Mr. Rudow.  A change of control occurs under each of these change of control severance agreements upon the occurrence of any of the following events: (i) we merge with or are consolidated into another entity and less than fifty percent of the outstanding voting securities of the resulting entity are owned by our former shareholders; (ii) a majority of our directors before any tender offer, merger or other business combination, or sale or other disposition of assets do not constitute a majority of the board after such transaction; (iii) a tender offer for over twenty-five percent of the combined voting power of our outstanding voting securities is made and consummated; (iv) any person or group acquires more than twenty-five percent of the combined voting power of our outstanding voting securities; or (v) we transfer substantially all of our assets to another corporation that is not a wholly-owned subsidiary of ours.

Assuming Mr. Hadeed’s or Mr. Rudow’s employment was involuntarily or constructively terminated on March 30, 2013 within the 24-month period following a change in control, the terminated executive would be entitled to receive:  (1) annual base salary for 24 months; (2) target annual bonus for 24 months; (3) the value of annual benefits and allowances for 24 months; (4) the pro-rated value of unvested performance-based restricted stock awards; (5) the income tax gross up on pro-rated unvested performance-based stock awards; and (6) the value of all unvested options, which would vest immediately.

In addition, upon a change in control of the company, as defined under the Incentive Plan, each of our named executive officers would be entitled to immediate vesting of all unvested stock options and the pro-rated value of performance-based restricted stock awards assuming target performance, along with the associated gross up for taxes.

Also, as described above under the heading “Post-Retirement Plans,” upon retirement at age 55 or older after five or more years of continuous service, each of our named executive officers is eligible to participate in the post-retirement health benefit plan for officers.

DIRECTOR COMPENSATION

In late 2011, the compensation committee engaged the Burke Group, a compensation consultant, to perform a peer group analysis on our board compensation program.  After consideration of that analysis and its own deliberations, the compensation committee implemented a revised compensation program for the board that was first effective for fiscal year 2013.  This revised compensation program eliminated board and committee meeting fees in favor of annual cash retainers and performance-based cash compensation awards.

Cash Retainers

For fiscal year 2013, each of our non-employee directors was entitled to an annual cash retainer of $50,000 and a performance-based cash award with a target value of $20,000 (discussed in greater detail below).  For fiscal year 2013, the chairman of the board received an additional $30,000 annual retainer, the chairman of the audit committee received an additional $15,000 annual retainer and the chairman of the compensation committee received an additional $10,000 annual retainer.

Performance-Based Cash Compensation

For fiscal year 2013, the board continued the performance-based cash program started in fiscal year 2011 under which each of our non-employee directors also receives an annual performance-based payment.  However, for fiscal year 2013, the board increased the target for the performance-based payment program from $5,000 to $20,000, with a maximum payment of $30,000 and a minimum payment of $10,000.  This performance-based payment is tied to the company’s stock price appreciation measured against a base price, which is the trading day average for the fourth quarter of the prior fiscal year ($11.66 for fiscal year 2012).  If the trading day average for fiscal year 2013 was 10% greater or less than the $11.66 base price, or between $10.49 and $12.83, the earned amount of the performance-based payment would be $20,000; if the trading day average was above $12.83, the earned amount of the performance-based payment would be $30,000; and if the trading day average was below $10.49, the earned amount of the performance-based payment would be $10,000.  Payment to any director who has not met his or her stock ownership requirement is limited to $10,000.  Based on the trading day average of $6.28 for the fourth quarter of fiscal year 2013, each non-employee director received a $10,000 performance-based payment for fiscal year 2013.

Our non-employee directors are reimbursed for travel and other related expenses incurred in the performance of their duties.

Equity Compensation

Newly-elected non-employee directors are eligible to receive an initial five-year stock option grant of 10,000 shares of common stock pursuant to the Incentive Plan that will vest immediately; provided, however, that 2,000 shares subject to such stock option will expire each year if unexercised.

Stock Ownership Objectives

In order to more closely align the interests of our non-employee directors with the interests of our shareholders, the compensation committee has adopted minimum stock ownership objectives that require our directors to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within a specified time frame.  The stock ownership objective for non-employee directors is common stock valued at 2.5 times their annual cash retainer.

We expect our non-employee directors to be in compliance with the stock ownership objectives within five years of the adoption of the objectives or for those individuals who subsequently become directors, from the date they are elected to the board.  The compensation committee monitors the progress made by non-employee directors in achieving their stock ownership objectives.  As of the end of fiscal year 2013, each of our non-employee directors was in compliance with our stock ownership objectives.

2013 Director Compensation Table

The table below presents information about the compensation paid to our non-employee directors for their service during fiscal year 2013.

Name	Fees Earned or Paid in Cash (1)	Non-Equity Incentive Plan Compensation (2)	Total (3)
Francis R. Bradley	$50,000	$10,000	$60,000
Richard J. Harrison	65,000	10,000	75,000
Nancy D. Hessler	50,000	10,000	60,000
Paul D. Moore	50,000	10,000	60,000
Harvey J. Palmer	50,000	10,000	60,000
Alan H. Resnick	60,500	10,000	70,500
Carl E. Sassano	80,000	10,000	90,000
John T. Smith	50,500	10,000	60,500

(1)
The amounts shown include all fees earned by the directors during fiscal year 2013, including their annual board and committee retainers and, with respect to Messrs. Resnick and Smith, a one-time corporate governance and nominating committee meeting fee.

(2)	The amounts shown include the performance-based cash payment made based on the company’s stock price performance, as described above under the heading “Performance-Based Cash Compensation.”

(3)	The table below presents the aggregate number of outstanding stock options (all of which are vested) for each of our non-employee directors as of March 30, 2013:

Name	Stock Option Awards
Francis R. Bradley	4,000
Richard J. Harrison	4,000
Nancy D. Hessler	4,000
Paul D. Moore	4,000
Harvey J. Palmer	2,000
Alan H. Resnick	4,000
Carl E. Sassano	79,858
John T. Smith	4,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below presents certain information as of July 19, 2013 about the persons known by us to be the record or beneficial owner of more than 5% of our common stock.  Percentages are based on 7,362,126 shares issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class
NSB Advisors LLC 200 Westage Business Center Drive, Suite 228 Fishkill, New York 12524	2,104,411 (1)	28.6%
Lynn E. Gorguze 1200 Prospect Street, Suite 325 LaJolla, California 92037	701,054 (2)	9.5%
Paradigm Capital Management, Inc. Nine Elk Street Albany, New York 12207	500,186 (3)	6.8%
Utility Service Holding Co., Inc. P.O. Box 120 Warthen, Georgia 31094	455,922 (4)	6.2%
Minerva Advisors LLC 50 Monument Road, Suite 201 Bala Cynwyd, Pennsylvania 19004	384,276 (5)	5.2%
______________________

(1)
This information as to the beneficial ownership of shares of our common stock is based on an amendment to Schedule 13G dated February 11, 2013 filed with the Securities and Exchange Commission by NSB Advisors LLC, an Investment Advisor registered under section 203 of the Investment Advisers Act of 1940.  NSB Advisors LLC reports sole dispositive power with respect to all 2,104,411 shares.

(2)
This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13G dated February 14, 2013 filed with the Securities and Exchange Commission by Lynn E. Gorguze.  Ms. Gorguze reports sole voting and sole dispositive power with respect to 328,867 shares and shared voting and shared dispositive power with respect to 372,187 shares.

(3)
This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13G dated February 11, 2013 filed with the Securities and Exchange Commission by Paradigm Capital Management, Inc.  Paradigm Capital Management, Inc. reports sole voting and sole dispositive power with respect to all 500,186 shares.

(4)
This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13G dated February 14, 2013 filed with the Securities and Exchange Commission by Utility Service Holding Co., Inc.  Utility Service Holding Co., Inc. reports sole voting and shared dispositive power with respect to all 455,922 shares.

(5)
This information as to the beneficial ownership of shares of our common stock is based on an amendment to Schedule 13G dated February 11, 2013 filed with the Securities and Exchange Commission by Minerva Advisors LLC, Minerva Group, LP, Minerva GP, LP, Minerva GP, Inc. and David P. Cohen.  Minerva Group, LP reports sole voting and sole dispositive power with respect to 240,675 shares and Minerva Advisors LLC reports shared voting and shared dispositive power with respect to 143,601 shares. Minerva Advisors LLC, Minerva GP, LP, Minerva GP, Inc. and David P. Cohen are each deemed a beneficial owner of the 240,675 shares held by Minerva Group, LP and David P. Cohen is deemed the beneficial owner of the 143,601 shares held by Minerva Advisors LLC.

SECURITY OWNERSHIP OF MANAGEMENT

The table below presents certain information as of July 19, 2013 about shares of our common stock held by (1) each of our directors; (2) each of our “named executive officers” (as defined under the heading “Executive Compensation”); and (3) all of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Class (1)
Directors
Francis R. Bradley	28,048 (2)	--
Charles P. Hadeed	306,418 (3)	4.1%
Richard J. Harrison	31,000 (2)	--
Paul D. Moore	57,698 (2)	--
Harvey J. Palmer	75,710 (4)	1.0%
Alan H. Resnick	30,400 (2)	--
Carl E. Sassano	219,979 (5)	3.0%
John T. Smith	57,116 (6)	--
Named Executive Officers
Lee D. Rudow	21,858 (7)	--
John J. Zimmer	74,203 (8)	1.0%
All directors and executive officers as a group (15 persons)	1,126,082 (9)	14.5%
______________________

(1)
As reported by such persons as of July 19, 2013, with percentages based on 7,362,126 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such person and the number of shares outstanding.  Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options.  Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.”  Unless otherwise indicated in the other footnotes to this table, each shareholder named in the table has sole voting and sole investment power with respect to the all of the shares shown as owned by the shareholder.  We have omitted percentages of less than 1% from the table.

(2)	The amount shown includes a presently exercisable option to purchase 4,000 shares.

(3)	Mr. Hadeed, who is listed in the table under “Directors,” is also a named executive officer. The amount shown includes presently exercisable options to purchase 181,273.

(4)	The amount shown includes presently exercisable options to purchase 2,000 shares.

(5)	The amount shown includes presently exercisable options to purchase 79,858 shares.

(6)	The amount shown includes (i) 12,150 shares held jointly by Mr. Smith and his wife; and (ii) a presently exercisable option to purchase 4,000 shares.

(7)	The amount shown excludes performance-based stock awards of 7,718 shares, 8,512 shares and 36,953 shares, respectively.

(8)	The amount shown includes presently exercisable options to purchase 36,080 shares and excludes performance-based restricted stock awards 11,848 shares, 7,661 shares, and 28,577, respectively.

(9)	The amount shown includes presently exercisable options to purchase 407,740 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and greater-than-10% shareholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership regarding their holdings in company securities.  For purposes of Section 16(a), our “officers” are Mr. Hadeed, Mr. Zimmer, Mr. Rudow, and Mr. Hennessy.

During fiscal year 2013, all of our directors and officers timely complied with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, except for Mr. Rudow who filed two late reports each disclosing one transaction.  In making this statement, we have relied upon the written representations of our directors and officers, and copies of the reports that they have filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Our board of directors has adopted a written policy for transactions with related persons.  Pursuant to the policy, the audit committee reviews and, when appropriate, approves any relationships or transactions in which the company and our directors and executive officers or their immediate family members are participants.  Existing related person transactions, if any, are reviewed at least annually by the audit committee.  Any director with an interest in a related person transaction is expected to recuse him or herself from any consideration of the matter.

During its review of such relationships and transactions, the audit committee considers (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction, including the amount and type of transaction; (3) the importance of the transaction to the related person and to the company; (4) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and (5) any other matters the committee deems appropriate.

In addition, to the extent that the transaction involves an independent director, consideration is also given, as applicable, to the listing standards of the Nasdaq Stock Market and other relevant rules related to independence.

There were no reportable related person transactions during fiscal 2013.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for the 2014 annual meeting of shareholders, shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement.  Thus, for the 2014 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than March 28, 2014.  Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2014 annual meeting of shareholders in accordance with Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.  Pursuant to Rule 14a-4(c), we must receive these proposals no later than 45 days prior to the one-year anniversary of this proxy statement.  Thus, for the 2014 annual meeting of shareholders, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials no later than June 11, 2014.  In accordance with Rules 14a-4(c) and 14a-8, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2014 annual meeting of shareholders.  Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting.  Should any other matter come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

Lee D. Rudow
President and Chief Executive Officer

Rochester, New York
July 26, 2013

APPENDIX A

TRANSCAT, INC.
2003 INCENTIVE PLAN, AS AMENDED AND RESTATED

Effective as of August 19, 2003
Amended effective as of August 15, 2006
Amended and Restated effective as of September 13, 2011

ARTICLE 1
PURPOSE AND TERM OF PLAN

Section 1.1 Purpose.  The purpose of the Plan is to recruit and retain selected Employees, Directors and Consultants and to motivate such Employees, Directors and Consultants to put forth their maximum efforts toward the continued growth, profitability, and success of the Company by providing incentives to such Employees, Directors and Consultants through the ownership and performance of Common Stock.

Section 1.2 Term.  The Plan was approved by the Board on June 24, 2003, and became effective upon the date of the approval by Transcat’s shareholders at the 2003 Annual Meeting of the Shareholders.  The Plan was amended effective upon the date of the approval by Transcat’s shareholders at the 2006 Annual Meeting of the Shareholders. The Plan was extended pursuant to the amendment and restatement approved by the Board on June 13, 2011, such that no Awards shall be granted under the Plan after the tenth anniversary of approval by Transcat’s shareholders at the 2011 Annual Meeting of the Shareholders. The term and exercise of Awards granted prior to such date may extend beyond that date.

ARTICLE 2
DEFINITIONS

In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

Section 2.1 “Approved Reason” means a reason for terminating employment with the Company which, in the opinion of the Committee, is in the best interests of the Company.

Section 2.2 “Award” means any form of stock option, Stock Appreciation Right, Stock Award, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

Section 2.3 “Award Notice” means the written or electronic document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.  The Committee will establish the form of the written or electronic document in the exercise of its sole and absolute discretion.

Section 2.4 “Board” means the Board of Directors of Transcat.

Section 2.5 “Cause” means (a) the willful and continued failure by a Participant to substantially perform his or her duties with the Company after written warnings identifying the lack of substantial performance are delivered to the Participant by the Company to specifically identify the manner in which the Company believes that the Participant has not substantially performed his or her duties, (b) the willful engaging by a Participant in illegal conduct which is materially and demonstrably injurious to the Company, (c) the commission of a felony by a Participant, (d) the breach by a Participant of a material fiduciary duty owed by that Participant to the Company, (e) the intentional unauthorized disclosure by a Participant to any person of confidential information or trade secrets of a material nature relating to the Company’s business, or (f) the engaging by a Participant in any conduct that the Company’s written rules, regulations or policies specify as constituting grounds for discharge.

Section 2.6 “CEO” means the Chief Executive Officer of Transcat.

Section 2.7 “Change In Control” means (i) any “person” within the meaning of Section 14(d) of the Exchange Act, other than Transcat, a Subsidiary, or any employee benefit plan(s) sponsored by Transcat or any Subsidiary, is or has become the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50 percent or more of the combined voting power of the outstanding securities of Transcat ordinarily having the right to vote at the election of directors; (ii) individuals who constitute the Board on August 19, 2011 (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof (or a majority of the Board as then constituted), provided that any person becoming a director subsequent to August 19, 2003 whose election, or nomination for election by Transcat’s shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Transcat in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; (iii) the closing of a reorganization, merger or consolidation of Transcat, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of Transcat ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than three-quarters (3/4) of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; (iv) the closing of a sale or other disposition of all or substantially all of the assets of Transcat, other than to a Subsidiary; or (v) the complete liquidation and dissolution of Transcat.

Notwithstanding the foregoing, a Change In Control shall not be deemed to occur as a result of any event or transaction to the extent that treating such event or transaction as a Change In Control would cause any tax to become due under Section 409A of the Code.

Section 2.8 “Change In Control Price” means the highest closing price per share paid for the purchase of Common Stock in a national securities market during the 90-day period ending on the date the Change In Control occurs; provided, however, that in the case of stock options and Stock Appreciation Rights, the Change In Control Price will be in all cases the Fair Market Value of the Common Stock on the date such stock option or Stock Appreciation Right is exercised.

Section 2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.

Section 2.10 “Committee” means the Compensation, Benefits and Stock Options Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more Directors, each of whom is: (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act; (b) an “outside director” within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3) or any successor definition adopted under Section 162(m) of the Code; and (c) for as long as the Common Stock is traded on the Nasdaq Stock Market, a “Independent Director” under the rules of the Nasdaq Stock Market.

Section 2.11 “Common Stock” means the common stock, $.50 par value per share, of Transcat that may be newly issued or treasury stock.

Section 2.12 “Company” means Transcat and its Subsidiaries.

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Section 2.13 “Consultants” means the consultants, advisors and independent contractors retained by the Company.

Section 2.14 “Covered Employee” means an Employee who is, or is determined by the Committee to likely become, a “covered employee” within the meaning of Section 162(m) of the Code.

Section 2.15 “Director” means a non-Employee member of the Board.

Section 2.16 “Disability,” for a Participant who is an Employee, means a disability under the terms of the long-term disability plan maintained by the Participant’s employer, or in the absence of such a plan, the Transcat, Inc. Long Term Disability Plan; and for all other Participants, means a disability under the Transcat, Inc. Long Term Disability Plan.

Section 2.17 “Effective Date” means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

Section 2.18 “Employee” means any person employed by the Company.

Section 2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

Section 2.20 “Fair Market Value” means, except as otherwise provided by the Committee, as of any given date, the closing price for the shares on the Nasdaq Stock Market for the specified date, or, if the shares were not traded on such date, then on the next preceding date on which the shares were traded, or if the shares are no longer traded on the Nasdaq Stock Market, then the fair market value determined by the Committee, in good faith, based upon a reasonable method of valuation adopted by the Committee, or such method as may be permitted by the Code or the regulations or rulings thereunder.

Section 2.21 “Participant” means either an Employee, Director or Consultant to whom an Award has been granted by the Committee under the Plan.

Section 2.22 “Performance Awards” means the Stock Awards, performance units and performance shares granted to Covered Employees pursuant to Article 9.  All Performance Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Section 2.23 “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goal(s) shall include one or more of the following objective corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms: (a) increase in total revenue or product revenue, (b) earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization (“EBITDA”) or net earnings (either before or after interest, taxes, depreciation and/or amortization), (c) return on assets, return on capital or return on shareholders’ equity, (d) total shareholder return, (e) gross margin, (f) earnings per share, (g) net income, (h) operating income, (i) net profit, (j) operating profits, (k) profits before tax, (l) ratio of debt to debt plus equity, (m) economic value added, (n) ratio of operating earnings to capital spending, free cash flow, return on assets, equity or shareholders’ equity, (o) Common Stock price per share, and (p) strategic business criteria, consisting of one or more objectives such as (i) geographic business expansion goals, (ii) cost targets, (iii) customer satisfaction ratings, (iv) reductions in errors and omissions, (v) reductions in lost business, (vi) supervision of litigation, (vii) satisfactory audit scores, (viii) productivity, (ix) efficiency, (x) budget and expense management and (xi) goals relating to acquisitions or divestitures, or any combination of the foregoing.  To the extent required by Section 162(m) of the Code, the Committee shall, within the time period required by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

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Section 2.24 “Performance Formula” means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

Section 2.25 “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.  Unless specified otherwise by the Committee (a) in the Award Notice at the time the Award is granted or (b) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee shall consider appropriately making adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (ix) to exclude the effects of equity-based compensation and/or the award of bonuses under the Company’s bonus plans; and (x) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. Such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Section 2.26 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

Section 2.27 “Plan” means the Transcat, Inc. 2003 Incentive Plan, as amended and restated.

Section 2.28 “Retirement” means, in the case of a Participant employed by the Company, voluntary termination of employment on or after attaining age 55.

Section 2.29 “Stock Award” means an Award granted pursuant to Article 8 in the form of shares of Common Stock, restricted shares of Common Stock, and/or Units of Common Stock.

Section 2.30 “Subsidiary” means a corporation or other business entity in which Transcat directly or indirectly has an ownership interest of 50 percent or more, except that with respect to incentive stock options, “Subsidiary” shall mean “subsidiary corporation” as defined in Section 424(f) of the Code.

Section 2.31 “Transcat” means Transcat, Inc., an Ohio corporation.

Section 2.32 “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be: Units of Common Stock, performance units and performance shares which are expressed in terms of Units of Common Stock.

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ARTICLE 3
ELIGIBILITY

Section 3.1 In General.  Subject to Section 3.2, all Employees, Directors and Consultants are eligible to participate in the Plan.  The Committee may select, from time to time, Participants from those Employees who, in the opinion of the Committee, can further the Plan’s purposes.  In addition, the Committee may select, from time to time, Participants from those Directors and Consultants (who may or may not be Committee members) who, in the opinion of the Committee, can further the Plan’s purposes.  Once a Participant is so selected, the Committee shall determine the type(s) of Awards to be made to the Participant and shall establish in the related Award Notice(s) the terms, conditions, restrictions and/or limitations, if any, applicable to the Award(s) in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

Section 3.2 Incentive Stock Options.  Only Employees shall be eligible to receive “incentive stock options” (within the meaning of Section 422 of the Code).

ARTICLE 4
PLAN ADMINISTRATION

Section 4.1 Responsibility.  The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

Section 4.2 Authority of the Committee.  The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of the Awards; (b) interpret the Plan; (c) determine eligibility for participation in the Plan; (d) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (e) construe any ambiguous provision of the Plan; (f) correct any default; (g) supply any omission; (h) reconcile any inconsistency; (i) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (j) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (k) determine whether Awards should be granted singly, in combination or in tandem; (l) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations; (m) to the extent permitted by Section 409A of the Code, accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company; (n) to the extent permitted by applicable law and the listing standards of any exchange upon which the Common Stock is listed, establish such other types of Awards, besides those specifically enumerated in Article 5 hereof, which the Committee determines are consistent with the Plan’s purpose; (o) subject to Section 7.7(b), grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; (p) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained; (q) determine the terms and provisions of any agreements entered into hereunder; (r) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and (s) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

Section 4.3 Discretionary Authority.  The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan.  It is the intent of Plan that the decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

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Section 4.4 Section 162(m) of the Code.  With regards to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section 162(m) of the Code.

Section 4.5 Action by the Committee.  The Committee may act only by a majority of its members.  Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee.  In addition, the Committee may authorize any one or more of its number to execute and deliver documents on behalf of the Committee.

Section 4.6 Allocation and Delegation of Authority.  The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees.  The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE 5
FORM OF AWARDS

Section 5.1 In General.  Awards may, at the Committee’s sole discretion, be granted in the form of stock options and Stock Appreciation Rights pursuant to Article 7, Stock Awards pursuant to Article 8, Performance Awards pursuant to Article 9, any form established by the Committee pursuant to Section 4.2(n), or a combination thereof.  All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan.  The Committee may, in its sole judgment, subject an Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan.  Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice.  Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

Section 5.2 Foreign Jurisdictions.

(a) Special Terms.  In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions (“special terms”) in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan.  The special terms may provide that the grant of an Award is subject to (1) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void.  The special terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee’s employment or Director or Consultant’s relationship with the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location.  The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (a) increase the limitations contained in Section 6.3; (b) increase the number of available shares under Section 6.1; (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code; or (d) revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

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(b) Currency Effects.  Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency.  The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars.  In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

(c) Modifications to Awards.  The Committee shall have the right at any time and from time to time and without prior notice to modify outstanding Awards to comply with or satisfy local laws and regulations or to avoid costly governmental filings.  By means of illustration, but not limitation, the Committee may restrict the method of exercise of an Award to facilitate compliance with applicable securities laws or exchange control filings, laws or regulations.

(d) No Acquired Rights.  No Employee in any country shall have any right to receive an Award, except as expressly provided for under the Plan.  All Awards made at any time are subject to the prior approval of the Committee.

ARTICLE 6
SHARES  SUBJECT TO PLAN

Section 6.1 Available Shares.  The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall be 1,500,000 shares.  Such amount shall be subject to adjustment as provided in Section 6.2.  Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee’s permission for Awards not involving Common Stock, shall be available again for grant under the Plan.  If the exercise price of any stock option granted under the Plan or the tax withholding requirements with respect to any stock option granted under the Plan are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.  The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares.  The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.  For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

Section 6.2 Adjustment to Shares.

(a) In General.  The provisions of this Section 6.2(a) are subject to the limitation contained in Section 6.2(b).  If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted.  If there is any change in the number of outstanding shares of Common Stock through any change in the capital of Transcat, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate in order to prevent diminution or enlargement of the benefits or potential benefits

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intended to be made available under the Plan.  In the event of any other change in the capital structure or in the Common Stock of Transcat, the Committee shall make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  The maximum number of shares available for issuance under the Plan shall be automatically adjusted to the extent necessary to reflect any dividend equivalents paid in the form of Common Stock.  Subject to Section 6.2(b), if the maximum number of shares of Common Stock available for issuance under the Plan are adjusted pursuant to this Section 6.2(a), corresponding adjustments shall be made to the limitations set forth in Section 6.3.

(b) Covered Employees.  In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Section 6.2(a) to the extent it would cause such Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(c) Adjustment Required By Exchange Listing Requirements.  The Committee may reduce the maximum number of shares of Common Stock which shall be available for the grant of Awards under the Plan set forth in Section 6.1 to the extent such reduction is required or necessary to comply with the listing criteria of a national exchange or automated quotation system on which any security of the Company is listed or is to be listed.

Section 6.3 Maximum Award Payable.  Notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is: (a) for stock options, 450,000 shares of Common Stock; (b) for Stock Awards (including those issued in the form of Performance Awards under Article 9), 100,000 shares of Common Stock; and (c) for Performance Awards, 75,000 shares of Common Stock or, in the event the Performance Award is paid in cash, $1,000,000.

ARTICLE 7
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Section 7.1 In General.  Awards may be granted in the form of stock options and Stock Appreciation Rights.  Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.  All stock options granted under the Plan issued to Covered Employees shall qualify as “performance-based compensation” under Section 162(m) of the Code. Stock Appreciation Rights may be granted as stand-alone Awards or in tandem with other Awards. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical.

Section 7.2 Terms and Conditions of Stock Options and Stock Appreciation Rights.  An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee.  Subject to the requirements of Section 7.3 for incentive stock options, the price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the stock option’s grant. Each Stock Appreciation Right will be denominated in shares of Common Stock. The strike price of each Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of grant. The term of a stock appreciation right may not exceed ten years.

Section 7.3 Restrictions Relating to Incentive Stock Options.  Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422 of the Code.  Accordingly, the exercise price of an incentive stock option shall be not less than 100 percent (or such greater percentage as may be required by Section 422 of the

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Code) of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option’s grant.  The aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code), and any stock options in excess of such limit shall be non-qualified stock options.  Furthermore, stock options issued in the form of incentive stock options must be issued within ten years from the effective date of the Plan, and the term of such stock options may not exceed ten years (or any shorter period required by Section 422 of the Code).

Section 7.4 Additional Terms and Conditions.  The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

Section 7.5 Vesting.  A stock option or Stock Appreciation Right shall vest and become exercisable with respect to the shares subject to such Award as set forth in the applicable Award Notice.

Section 7.6 Exercise.

(a) Exercise or Strike Price.  Upon exercise, the exercise price of a stock option or the strike price of a Stock Appreciation Right may be paid: (i) in cash, (ii) by tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, (iii) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) subject to Section 14.8, by way of a broker-assisted stock option exercise program of the Company, if any, provided such program is available at the time of exercise, or (v) such other consideration as specified in an Award Notice. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option or a Stock Appreciation Right.

(b) Tax Withholdings.  The Committee may permit a Participant to satisfy the minimum amounts required to be withheld under applicable federal, state and local tax laws, in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

(c) Calculation of Appreciation of Stock Appreciation Rights. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of the number of shares of Common Stock in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the strike price of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Award Notice evidencing such Stock Appreciation Right.

Section 7.7 Company’s Right to Redeem Stock Options and Stock Appreciation Rights.

(a) Subject to Section 7.7(b), every vested stock option and Stock Appreciation Right under this Plan may be redeemed by Transcat at any time.  The purchase price for any stock option  or Stock Appreciation Right redeemed by the Company shall be the Fair Market Value of the Common Stock underlying such Award, less the exercise or strike price, as applicable, of such Award.  The purchase price, less any amount of federal or state taxes attributable to the redemption that Transcat deems it necessary or advisable to pay or withhold, shall be paid in cash.

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(b) No Repricings or Underwater Buyouts. Except as provided in Section 6.2, no stock option or Stock Appreciation Right granted under the Plan may be:

(i) amended to decrease the exercise or strike price thereof,

(ii) cancelled in exchange for the grant of any new stock option or Stock Appreciation Right with a lower exercise or strike price or any new Award, or

(iii) otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such stock option or Stock Appreciation Right (including a cash buyout or voluntary surrender/subsequent regrant of an underwater stock option or Stock Appreciation Right), unless such action is first approved by the Company’s shareholders.

ARTICLE 8
STOCK AWARDS

Section 8.1 Grants.  Awards may be granted in the form of Stock Awards.  Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

Section 8.2 Award Restrictions.  Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment, provided such terms, conditions, restrictions, and/or limitations are not inconsistent with the Plan.  The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate.

Section 8.3 Vesting.  The restrictions, if any, on a Stock Award shall be set forth in the applicable Award Notice, which may also provide for some or all of a Stock Award to vest upon attainment of pre-established performance goals.

Section 8.4 Rights as Shareholders.  During the period in which any restricted shares of Common Stock are subject to any restrictions imposed under Section 8.2, the Committee may, in its sole discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and, pursuant to Article 12, the right to receive dividends.

Section 8.5 Evidence of Award.  Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

ARTICLE 9
PERFORMANCE AWARDS

Section 9.1 Purpose.  For purposes of grants issued to Covered Employees, the provisions of this Article 9 shall apply in addition to and, where necessary, in lieu of the provisions of Article 8.  The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article 8, the performance units under Section 9.5, and the performance shares under Section 9.6 as “qualified performance-based compensation” under Section 162(m) of the Code.

Section 9.2 Eligibility.  Only Covered Employees shall be eligible to receive Performance Awards. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Covered Employees will be Participants for such period.  However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  The determination as to whether or not such Participant becomes entitled to an

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Award for such Performance Period shall be decided solely in accordance with the provisions of this Article 9.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

Section 9.3 Discretion of Committee with Respect to Performance Awards.  With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company or any one or more subunits thereof, and the Performance Formula.  Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regards to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 9.3 and record the same in writing.

Section 9.4 Payment of Performance Awards.

(a) Condition to Receipt of Performance Award.  Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

(b) Limitation.  A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(c) Certification.  Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Award for the Performance Period.

(d) Timing of Award Payments.  The Awards granted for a Performance Period shall be paid to Participants as specified in the applicable Award Notice, which generally shall be as soon as administratively practicable following completion of the certifications required by Section 9.4(c).

Section 9.5 Performance Units.

(a) Grants.  Performance Awards may be granted in the form of performance units.  Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

(b) Performance Criteria.  Performance units shall be contingent on the attainment during a Performance Period of certain Performance Goals.  The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion.

(c) Additional Terms and Conditions.  The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

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Section 9.6 Performance Shares.

(a) Grants.  Performance Awards may be granted in the form of performance shares.  Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock.

(b) Performance Criteria.  Performance shares shall be contingent upon the attainment during a Performance Period of certain Performance Goals.  The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion.

(c) Additional Terms and Conditions.  The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

ARTICLE 10
EFFECT OF CERTAIN EVENTS

Section 10.1 Stock Options.

(a) Committee Rules.  The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant’s stock options and stock appreciation rights issued under the Plan in the event of such Participant’s death, Disability, Retirement, termination for an Approved Reason and other termination.

(b) Death.  Unless otherwise provided in an Award Notice, upon a Participant’s death, any stock option or stock appreciation right  may be exercised in whole or in part within one year after the date of the Participant’s death and then only: (a) by the beneficiary designated by the Participant in a writing submitted to the Company prior to the Participant’s death, or in the absence of same, by the Participant’s estate or by or on behalf of such person or persons to whom the Participant’s rights pass under his or her will or the laws of descent and distribution, (b) to the extent that the Participant would have been entitled to exercise the stock option or stock appreciation right at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Notice, and (c) prior to the expiration of the term of the stock option or stock appreciation right.

(c) Disability. Unless otherwise provided in an Award Notice, upon a Participant’s Disability, any stock option or stock appreciation right may be exercised in whole or in part within one year after the date of the Participant’s Disability and then only to the extent that the Participant would have been entitled to exercise the stock option or stock appreciation right at the date of his or her Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option or stock appreciation right.

(d) Retirement or Termination for an Approved Reason.  Unless otherwise provided in an Award Notice, upon a Participant’s Retirement or termination for an Approved Reason, any stock option or stock appreciation right may be exercised in whole or in part thereafter only to the extent that the Participant would have been entitled to exercise the stock option or stock appreciation right at the date of his or her Retirement or termination for an Approved Reason, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option or stock appreciation right.

(e) Other Termination.  If a Participant’s employment with the Company terminates for a reason other than death, Disability, Retirement, or an Approved Reason, and unless otherwise provided in an Award Notice, any stock option or stock appreciation right may be exercised in whole or in part within 90 days after the date of termination of employment and then only to the extent such stock

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option or stock appreciation right is vested and exercisable at the time of the termination of employment, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option or stock appreciation right.

(f) Acceleration and Extension.  Notwithstanding this Section or the terms of an Award Notice, the Committee may: (i) accelerate the vesting and exercisability of a stock option or stock appreciation right in order to allow its exercise by the estate or beneficiary of a deceased Participant or by the disabled, retired or terminated Participant; and (ii) extend the period for exercise of a stock option or stock appreciation right, provided such extension does not exceed the term of such stock option or stock appreciation right.

Section 10.2 Other Awards.  The Committee shall have the authority to promulgate rules and regulations to determine the treatment of the other Awards of a Participant under the Plan in the event of such Participant’s death, Disability, Retirement, or termination from the Company.

Section 10.3 Change In Control.

(a) Background.  Notwithstanding any provision contained in the Plan, including, but not limited to, Section 4.4, the provisions of this Section 10.3 shall control over any contrary provision.

(b) Change In Control.  Upon a Change In Control: (i) the terms of this Section 10.3 shall immediately become operative, without further action or consent by any person or entity; (ii) all terms, conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid, and/or deferred Award, or any other outstanding Award, shall immediately lapse as of the date of such event; (iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no circumstance shall an Award be forfeited on or after such date; and (iv) except in those instances where a prorated Award is required to be paid under this Section 10.3, all unexercised, unvested, unearned, and/or unpaid Awards or any other outstanding Awards shall automatically become 100 percent vested immediately.  The Committee shall determine the appropriate method and time for the conversion, payment or exercise of such Awards after a Change In Control, in each case in a manner that complies with Section 409A of the Code.

(c) Dividends and Dividend Equivalents.  Subject to Section 14.10, upon a Change In Control, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this Section 10.3 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited.  For example, if an Award under this Section 10.3 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

(d) Treatment of Performance Units and Performance Shares.  If a Change In Control occurs during the term of one or more Performance Periods for which the Committee has granted performance units and/or performance shares, the term of each such Performance Period (hereinafter a “current performance period”) shall immediately terminate upon the occurrence of such event.  Upon a Change In Control, for each “current performance period” and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a “completed performance period”), it shall be assumed that the performance objectives have been attained at a level of 100 percent or the equivalent thereof.  A Participant in one or more “current performance periods” shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Awards previously granted to him for each such “current performance period.”  Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole months that have elapsed since the beginning of the “current performance period,” and the denominator of which is the total number of full months in such “current performance period.”  For purposes of this calculation, a

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partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed.  A Participant in one or more “completed performance periods” shall be considered to have earned and, therefore, be entitled to receive all the performance shares or performance units, as the case may be, previously granted to him during each such “completed performance period.”

(e) Valuation of Awards.  Upon a Change In Control, all outstanding Units of Common Stock, stock options (including incentive stock options), Stock Awards (including those issued as Performance Awards under Article 9), performance shares (including those earned as a result of the application of Section 10.3(d) above), and all other outstanding stock-based Awards (including those granted by the Committee pursuant to its authority under Section 4.2(n) hereof), shall be valued on the basis of the Change In Control Price.

(f) Deferred Awards.  Subject to Section 14.10, upon a Change In Control, all Awards deferred by a Participant under Article 13 hereof, but for which he or she has not received payment as of such date, shall be paid as soon as practicable, but in no event later than 90 days after the Change In Control or the event giving rise to rights under this Section 10.3.  For purposes of making such payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

(g) Limitation on Acceleration and Payment. The acceleration or payment of Awards under this Section 10.3 could, in certain circumstances, subject a Participant to the excise tax provided under Section 4999 of the Code.  It is the object of this Section 10.3(g) to see that each Participant retains in full the benefits of the Plan and to provide for the maximum after-tax income to each Participant.  Accordingly, the Participant must determine, before any payments are made on Awards pursuant to this Section 10.3, which of the following two alternative forms of acceleration will maximize the Participant’s after-tax proceeds, and must notify the Company in writing of his or her determination:

(i) Full Vesting.  Payment in full of all Awards pursuant to this Section 10.3.

(ii) Limited Vesting.  Payment of only a part of the Participant’s Awards so that the Participant receives the largest payment possible without causing an excise tax to be payable by the Participant under Section 4999 of the Code.

The Participant’s Awards shall be paid only to the extent permitted under the alternative determined by the Participant to maximize his or her after-tax proceeds, and the Participant shall have no rights to any greater payments on his or her Awards.  The determination of whether Limited Vesting is required and the application of the rules in this Section 10.3(g) shall initially be made by the Participant and all such determinations shall be conclusive and binding on the Company unless the Company proves that they are clearly erroneous.  In the latter event, such determinations shall be made by the Company.

ARTICLE 11
PAYMENT OF AWARDS

Section 11.1 Payment.  Absent a Plan provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine.  In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions, provided such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.  Further, to the extent permitted by Section 409A, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

Section 11.2 Withholding Taxes.  The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment.  In accordance

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with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a Fair Market Value, as determined by the Committee, equal to the minimum amount of such required withholding taxes.

ARTICLE 12
DIVIDEND AND DIVIDEND EQUIVALENTS

To the extent permitted by Section 409A of the Code, if an Award is granted in the form of a stock option, Stock Award or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.  To the extent permitted by Section 409A of the Code, dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine.  All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards or performance shares, be credited as additional Stock Awards or performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.  The total number of shares available for grant under Section 6.1 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional Stock Awards or performance shares.

ARTICLE 13
DEFERRAL OF AWARDS

At the discretion of the Committee and to the extent permitted by Section 409A of the Code, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish.  All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company.  Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code.  To the extent permitted by Section 409A of the Code, deferred payments shall be paid in a lump sum or installments, as determined by the Committee.  Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

ARTICLE 14
MISCELLANEOUS

Section 14.1 Nonassignability.  Except as otherwise determined by the Committee or as otherwise provided in an Award Notice, no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

Section 14.2 Amendments to Awards.  The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate, provided that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent.

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Section 14.3 Regulatory Approvals and Listings.  Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Section 14.4 No Right to Continued Employment or Grants.  Participation in the Plan shall not give any Employee any right to remain in the employ of the Company.  The Company reserves the right to terminate any Employee at any time.  Further, the adoption of this Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted an Award.  In addition, no Employee having been selected for an Award, shall have at any time the right to receive any additional Awards.

Section 14.5 Amendment/Termination.  The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice.  In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would increase the number of shares available under the Plan, or which would require the vote of the shareholders of Transcat pursuant to Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees, or if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations.  Notwithstanding the foregoing and subject to Section 7.7, the Committee may not revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

Section 14.6 Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

Section 14.7 No Right, Title, or Interest in Company Assets.  No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan.  To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company.  All of the Awards granted under the Plan shall be unfunded.

Section 14.8 Section 16 of the Exchange Act.  In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant’s ability to exercise Awards under the a broker-assisted stock option exercise program of the Company, if any.

Section 14.9 No Guarantee of Tax Consequences.  No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

Section 14.10 Section 409A. The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A of the Code to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options and certain other equity-based compensation under Treasury

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Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A of the Code is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A of the Code. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions.

Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A of the Code applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A of the Code, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A of the Code, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code, shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.

If and to the extent that any Award is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A of the Code and such Award is payable to a Participant upon a Change In Control, then no payment shall be made pursuant to such Award unless such Change In Control constitutes a “change in the ownership of the corporation,” “a change in effective control of the corporation,” or “a change in the ownership of a substantial portion of the assets of the corporation” within the meaning of Section 409A of the Code; provided that if such Change In Control does not constitute a “change in the ownership of the corporation,” “a change in effective control of the corporation,” or “a change in the ownership of a substantial portion of the assets of the corporation” within the meaning of Section 409A of the Code, then the Award shall still fully vest upon such Change In Control, but shall be payable upon the original schedule contained in the Award Notice.

Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

Section 14.11 Recoupment Policy.  All Awards under the Plan shall be subject to recovery by the Company under its incentive compensation recoupment policy, as amended from to time.

* * * * *

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APPENDIX B

AMENDMENT NO. 1
TO THE
TRANSCAT, INC.
2003 INCENTIVE PLAN, AS AMENDED AND RESTATED

Effective May 6, 2013
(subject to approval by the shareholders of the Company)

WHEREAS, Transcat, Inc., an Ohio corporation (the “Company”), has established the Transcat, Inc. 2003 Incentive Plan, as amended and restated (the “Plan”); and

WHEREAS, deeming it appropriate and advisable so to do, and pursuant to Section 14.5 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein (this “Amendment”);

WHEREAS, that after due consideration and deliberation, it is advisable and in the best interests of the Company to amend the Plan to increase the number of shares of common stock, par value $0.50 per share, of the Company (the “Shares”) that may be issued under the Plan from 1,500,000 Shares to 3,000,000 Shares.

NOW, THEREFORE, the Plan is hereby amended, effective May 6, 2013, as set forth below; provided, however, that if the shareholders of the Company fail to approve this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

1.
The first sentence of Section 6.1 of the Plan (“Available Shares”) is hereby amended and restated to provide in its entirety as follows (with the remainder of Section 6.1 of the Plan being unchanged and unaffected by this Amendment and continuing in full force and effect):

“The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall be 3,000,000 shares.”

2.	Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

This Amendment was authorized, approved and adopted by the Board of Directors of the Company on May 6, 2013.

/s/ John J. Zimmer
John J. Zimmer
Corporate Secretary

APPENDIX C

TRANSCAT, INC.
EMPLOYEES’ STOCK PURCHASE PLAN

Section 1.  Purpose and Effect of Plan

The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of Common Stock by present and future employees of the Company and certain of its subsidiaries. The Plan is intended to conform with the provisions of Rule 16b-3 promulgated under the Act and the terms of Code section 423.

Section 2.  Definitions

Where indicated by initial capital letters, the following terms shall have the following respective meanings:

(a) Act: the Securities Exchange Act of 1934, as amended.

(b) Base Compensation: the regular earnings of an Eligible Employee, including (if any) overtime, bonuses and salary reduction contributions pursuant to elections under a plan subject to Code sections 125 or 401(k).

(c) Board: the Board of Directors of the Company.

(d) Code: the Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

(e) Committee: the committee established pursuant to Section 4 to be responsible for the general administration of the Plan.

(f) Common Stock: the Company’s Common Stock, par value $.50 per share.

(g) Company: Transcat, Inc. and any successor by merger, consolidation or otherwise.

(h) Custodian: the custodian appointed by the Board to maintain the Investment Accounts established in accordance with Section 9, which custodian may be the Company itself, any employee of the Company or any third party so appointed.

(i) Designated Subsidiary: each subsidiary of the Company, now owned or hereafter created or acquired, which the Board in its sole discretion hereafter designates as a participating employer under the Plan.

(j) Eligible Employee: any employee of the Company or of any Designated Subsidiary who meets the eligibility requirements of Section 5.

(k) Enrollment Form: the form filed with the Committee authorizing payroll deductions pursuant to Section 6.

(l) Fair Market Value: the last reported per share sale price, regular way, of the Common Stock as reported by Nasdaq on the date in question or, if the Common Stock shall not have traded on Nasdaq on such date, the last reported per share sale price, regular way, so reported on the immediately preceding day on which the Common Stock so traded.

(m) Investment Account: the account established for each Participating Employee to hold Common Stock purchased under the Plan in accordance with Section 9.

(n) Investment Date: the second to last business day of each calendar month on which shares of Common Stock are or could be traded on Nasdaq.

(o) Issuance Date: the date on or about which certificates representing shares of Common Stock held in a Participating Employee’s Investment Account are issued to the Participating Employee or sold pursuant to his direction.

(p) Nasdaq: the Nasdaq Stock Market.

(q) Participating Employee: an Eligible Employee who elects to participate in the Plan by filing an Enrollment Form in accordance with Section 6.

(r) Payroll Deduction Account: the account established for each Participating Employee to hold payroll deductions in accordance with Section 6.

(s) Plan: the Transcat, Inc. Employees’ Stock Purchase Plan as set forth herein and as amended from time to time.

(t) Purchase Price: the price for each share of Common Stock purchased under the Plan, which shall be 85% of the Fair Market Value of the Common Stock on the applicable Investment Date.

Section 3.  Shares Subject to the Plan

Subject to the provisions of Section 12, the total number of shares of Common Stock that may be purchased under the Plan shall not exceed 400,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.

Section 4.  Administration of the Plan

(a) The Plan shall be administered by the Committee, which shall be appointed by the Board and shall be comprised of two or more members of the Board. Each member of the Committee shall be a non-employee director of the Company within the meaning of Rule 16b-3 promulgated under the Act. The Committee shall be the Stock Option Committee under the Transcat, Inc. Amended and Restated 1993 Stock Option Plan unless the Board shall appoint another committee to administer the Plan.

(b) Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions necessary to implement the Plan and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All of such determinations shall be final and binding upon all persons. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

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Section 5.  Eligible Employees

Any employee of the Company or of any Designated Subsidiary (a) whose customary employment is for more than 20 hours per week, and (b) who has been employed for six months or more, shall be an Eligible Employee eligible to participate in the Plan.

Section 6.  Election to Participate

(a) An Eligible Employee may become a Participating Employee effective on the first day of any calendar month coincident with or following the date he becomes an Eligible Employee by filing with the Committee, in care of the Vice President-Human Resources of the Company, an Enrollment Form authorizing specified regular payroll deductions from his Base Compensation. Such regular payroll deductions shall not exceed 10 percent of his Base Compensation for any pay period. All such regular payroll deductions shall be credited to the Payroll Deduction Account that the Company has established in the name of the Participating Employee.

(b) A Participating Employee may increase or decrease the amount of his regular payroll deduction by filing a new Enrollment Form to be effective as of the first day of the next following calendar month.

(c) A Participating Employee may at any time, by filing a new Enrollment Form so stating, withdraw from the Plan and cease to be a Participating Employee. An employee who has ceased to be a Participating Employee may not again become a Participating Employee for six months.

(d) In all cases, Enrollment Forms must be filed with the Committee, in care of the Vice President-Human Resources of the Company, at least ten days before the beginning of a calendar month to be effective for that month, unless a shorter period of time is prescribed by the Committee. An Enrollment Form not filed within the prescribed filing period shall be effective on the first day of the next following calendar month.

Section 7.  Purchase of Shares

Each Participating Employee having eligible funds in his Payroll Deduction Account on an Investment Date shall be deemed, without any further action, to have purchased from the Company the number of shares of Common Stock that the eligible funds in his Payroll Deduction Account could purchase at the Purchase Price on that Investment Date. All shares so purchased shall be maintained by the Custodian, as provided in Section 9, in a separate Investment Account for each Participating Employee. Expenses incurred in the purchase of shares and the expenses of the Custodian (other than expenses incurred as a result of a Participating Employee’s  direction to sell his shares) shall be paid by the Company.

Section 8.  Limitation on Purchases

(a) No Participating Employee may purchase during any one calendar year under the Plan (or under any other plan qualified under Code section 423) shares of Common Stock having an aggregate Fair Market Value (determined by reference to the Fair Market Value on each Investment Date) in excess of $25,000. The purpose of this limitation is to comply with Code section 423(b)(8).

(b) A Participating Employee’s Payroll Deduction Account may not be used to purchase Common Stock on any Investment Date to the extent that after such purchase the Participating Employee would own (or be considered as owning within the meaning of Code section 424(d)) 5 percent or more of the shares of Common Stock then outstanding. For this purpose, Common Stock that the Participating Employee may purchase under any outstanding option shall be treated as owned by such Participating Employee. As of the first Investment Date on which this Section 8(b) limits a Participating Employee’s ability to purchase Common Stock, he shall cease to be a Participating Employee.

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Section 9.  Investment Accounts; Stock Certificates

(a) The Custodian shall maintain an Investment Account for each Participating Employee. All shares purchased under the Plan by a Participating Employee shall be uncertificated shares credited to his Investment Account. The Participating Employee (or, if he so indicates on his Enrollment Form, the Participating Employee jointly with one other person with right of survivorship) shall have all of the rights of a shareholder of the Company with respect to the shares held in his Investment Account as of the Investment Date on which such shares were purchased.

(b) A Participating Employee shall have the right at any time, by written instruction to the Custodian, to obtain a certificate for the whole shares then credited to his Investment Account, or to direct that any whole shares then credited to his Investment Account be sold by the Custodian on the open market and the net proceeds thereof be remitted to him (with all expenses incurred in the sale of such shares being paid by the Participating Employee). In either such case, any fractional shares then credited to the Participating Employee’s Investment Account shall remain so credited or, if the Participating Employee so instructs the Custodian, the Fair Market Value thereof, as of the Issuance Date, shall be paid to him in cash. When so requested by a Participating Employee or otherwise required by the terms of this Plan, the Custodian shall direct the Company’s transfer agent to issue in the name of the Participating Employee (or, if he so indicates on his Enrollment Form, in the name of such Participating Employee jointly with one other person with right of survivorship) a stock certificate representing the whole shares of Common Stock then credited to his Investment Account. Notwithstanding the foregoing, if on any Issuance Date the Company does not have a currently effective Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares subject to the Plan, then the Custodian may postpone the issuance of the Participating Employee’s stock certificates or the sale of such shares until such Registration Statement is effective.

(c) As a condition of participation in the Plan, each Participating Employee agrees to notify the Company if he sells or otherwise disposes of any Common Stock purchased by him under the Plan within two years of the Investment Date on which such shares were purchased.

Section 10.  Termination of Employment; Death

In the event of the death or termination of the employment of a Participating Employee for any reason, or if a Participating Employee ceases to be such, then no further purchases of shares shall be made by him under the Plan. In such event, the amount remaining in the Participating Employee’s Payroll Deduction Account shall be promptly refunded to him (or to his estate), and a certificate shall be issued, as provided in Section 9, representing the whole shares then credited to his Investment Account (with the Fair Market Value, as of the Issuance Date, of any fractional shares paid to him in cash).

Section 11.  Rights Not Transferable

Except as expressly provided in Sections 9(b) and 10, neither payroll deductions credited to a Participating Employee’s Payroll Deduction Account, nor any rights with regard to participation in the Plan, nor the right to be issued shares of Common Stock under the Plan shall be transferable in any way by a Participating Employee.

Section 12.  Change in Capital Structure

(a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock applicable to all shareholders generally, the number and kind of shares of stock or other securities of the Company to be subject to the Plan, the maximum number of authorized but unissued shares or other securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

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(b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participating Employee, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

Section 13.  Amendment of the Plan

The Board may at any time, or from time to time, amend the Plan in any respect; provided, however, that the shareholders of the Company must approve any amendment that would materially (a) increase the benefits accruing to Participating Employees under the Plan, (b) increase (other than pursuant to Section 12) the number of securities that may be issued under the Plan, or (c) modify the requirements as to eligibility for participation in the Plan. The Board’s designation of a Designated Subsidiary shall not be deemed to be an amendment of the Plan.

Section 14.  Termination of the Plan

The Plan and all rights of employees hereunder to purchase shares shall terminate:

(a) on the Investment Date that Participating Employees become entitled to purchase a number of shares greater than the number of shares remaining available for purchase hereunder; or

(b) on any date in the discretion of the Board.

In the event that the Plan terminates under the circumstances described in “(a)” above, the shares remaining available for purchase as of the termination date shall be purchased by Participating Employees on a pro rata basis. Upon any termination of the Plan, the amounts remaining in each Participating Employee’s Payroll Deduction Account shall be promptly refunded to him, and certificates shall be issued, as provided in Section 9, representing the whole shares then credited to each Participating Employee’s Investment Account (with the Fair Market Value, as of the Issuance Date, of any fractional shares paid to him in cash).

Section 15.  Government and Other Regulations

The Plan, and the grant and exercise of rights to purchase shares hereunder, and the Company’s obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.

Section 16.  Effective Date of the Plan

Subject to due approval of the Plan by the shareholders of the Company, the Plan shall become effective on October 1, 1995.

Section 17.  In General

As used herein, the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural, as appropriate to the context. As used herein, the capitalized term “Section” means the appropriate Section of the Plan.

* * * * *

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APPENDIX D

AMENDMENT NO. 5
TO THE
TRANSCAT, INC. EMPLOYEES' STOCK PURCHASE PLAN

Effective May 6, 2013
(subject to approval by the shareholders of the Company)

WHEREAS, Transcat, Inc., an Ohio corporation (the “Company”), has established the Transcat, Inc. Employees' Stock Purchase Plan, as heretofore amended (the “Plan”); and

WHEREAS, deeming it appropriate and advisable so to do, and pursuant to Section 13 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein (this “Amendment”);

WHEREAS, that after due consideration and deliberation, it is advisable and in the best interests of the Company to amend the Plan to increase the number of shares of the common stock, par value $0.50 per share, of the Company (“Shares”) that may be issued under the Plan from 400,000 Shares to 650,000 Shares.

NOW, THEREFORE, the Plan is hereby amended, effective May 6, 2013, as set forth below; provided, however, that if the shareholders of the Company fail to approve this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

1.
The first sentence of Section 3 of the Plan (“Shares Subject to the Plan”) is hereby amended and restated to provide in its entirety as follows (with the remainder of Section 3 of the Plan being unchanged and unaffected by this Amendment and continuing in full force and effect):

“Subject to the provisions of Section 12, the total number of shares of Common Stock that may be purchased under the Plan shall not exceed 650,000.”

2.	Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

This Amendment was authorized, approved and adopted by the Board of Directors of the Company on May 6, 2013.

/s/ John J. Zimmer
John J. Zimmer
Corporate Secretary

TRANSCAT, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR the two director nominees, FOR Proposals 2, 4, 5 and 6 and 1 YEAR for Proposal 3.

1. Election of Directors: 01 - Charles P. Hadeed 02 - Paul D. Moore

☐ **Mark here to vote FOR both director nominees**

☐ **Mark here to WITHHOLD vote from both director nominees**

☐ **For All EXCEPT - To withhold a vote for one of the nominees, mark the box to the left and the corresponding numbered box to the right.** 01 ☐ 02 ☐

	1 Year	2 Years	3 Years	Abstain
3. To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign name exactly as it appears on this proxy. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation, indicating his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

01OIIC

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

The proxy statement and annual report to security holders are available at www.envisionreports.com/TRNS.

For directions on how to attend the annual meeting and vote in person, see the "Voting; Cumulative Voting" and "Revocability of Proxies" sections of the proxy statement that accompanies this proxy card.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — TRANSCAT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS AND EACH MATTER TO BE VOTED ON AT THE ANNUAL MEETING HAS BEEN PROPOSED BY OUR BOARD OF DIRECTORS.

The undersigned appoints CARL E. SASSANO and CHARLES P. HADEED, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of TRANSCAT, INC. owned by the undersigned at the annual meeting of shareholders to be held at our corporate headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, September 10, 2013, at 12:00 noon, local time, and at any adjournment of such annual meeting, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of director nominees, as stated on the reverse side.

- This proxy will be voted as specified by you, and it revokes any prior proxy given by you.
- **Unless you withhold authority to vote for one or both of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the two director nominees listed on the reverse side of this proxy and described in the accompanying proxy statement.**
- **Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 4, 5 and 6 and 1 YEAR for Proposal 3 listed on the reverse side of this proxy and described in the accompanying proxy statement.**
- You acknowledge receipt with this proxy of a copy of the notice of annual meeting and proxy statement dated July 26, 2013, describing more fully the proposals listed in this proxy.

(Continued and to be signed on reverse side)